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                                                                    EXHIBIT 4.17

                                                                  EXECUTION COPY


                    INTERCREDITOR AND SUBORDINATION AGREEMENT

     This INTERCREDITOR AND SUBORDINATION AGREEMENT, dated as of April 15, 2002, (hereinafter, this "Intercreditor Agreement") is entered into among CITICORP USA, INC., as DIP Agent (as defined below) for the banks and other financial institutions from time to time parties to the DIP Credit Agreement (as defined below), CREDIT SUISSE FIRST BOSTON, as Pre-Petition Agent (as defined below) for the banks and other financial institutions from time to time parties to the Pre-Petition Credit Agreement (as defined below), those Pre-Petition Lenders (as defined below) party to the Standstill Agreement (as defined below) whose names are listed on the signature pages hereof as Pre-Petition Lenders, CITICORP USA, INC., as Escrow Agent (as defined below), the subsidiaries set forth on Schedule 1 attached hereto (the "Existing Foreign Subsidiaries") of EXIDE TECHNOLOGIES, a Delaware corporation and debtor and debtor-in-possession in the Cases referred to below ("Exide") and GNB BATTERIES TECHNOLOGY JAPAN, INC., a Delaware corporation (the "Domestic Non-Debtor"). Capitalized terms and other terms used in this Intercreditor Agreement shall have the meanings ascribed to them in
Section 1 below.

                              W I T N E S S E T H :

     WHEREAS, Exide and certain of its Domestic Subsidiaries (collectively, the "Filing Entities") have filed voluntary petitions for relief under Chapter 11 of the Bankruptcy Code (the "Cases") in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court");

     WHEREAS, the Filing Entities are continuing to operate their respective businesses and manage their respective properties as debtors-in-possession under Sections 1107 and 1108 of the Bankruptcy Code;

     WHEREAS, Exide and the other Filing Entities as borrowers (the "Borrowers"), certain other Subsidiaries of Exide as guarantors (the "Domestic Guarantors"), certain financial institutions party thereto as lenders and issuing banks, Citicorp USA, Inc. as administrative agent and collateral monitoring agent for such lenders and issuing banks (in such capacity, the "DIP Agent") and Salomon Smith Barney Inc. as lead arranger for such lenders and issuing banks, have entered into a Secured Super-Priority Debtor In Possession Credit Agreement, dated as of April 15, 2002 (as such agreement may be amended or otherwise modified from time to time at the option of the parties thereto, the "DIP Credit Agreement") under which such lenders and the issuing banks party thereto have agreed to provide up to $250,000,000 of secured super-priority debtor-in-possession financing to the Borrowers having the priority set forth in the DIP Credit Agreement and the Orders; and

     WHEREAS, Exide, the Existing Foreign Subsidiaries, the Domestic Non-Debtor, and Credit Suisse First Boston as administrative agent (in its capacity as administrative agent, the "Pre-Petition Agent") under the Pre-Petition Credit Agreement (as defined below), and the financial institutions party to the Pre-Petition Credit Agreement have entered into a Standstill Agreement, dated as of April 15, 2002 (as such agreement may be amended or otherwise modified from time to time (with the consent of the DIP Agent so long as the DIP Lender Claims are not paid in full) at the option of the parties thereto, the "Standstill Agreement") under which the Pre-Petition Lenders have agreed to (a) forbear for an agreed upon period from exercising their individual and collective rights and remedies against the Existing Foreign Subsidiaries and the Domestic Non-Debtor as a result of the filing of the Cases and the incurrence of the

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Indebtedness under, and the granting of Liens to secure such Indebtedness pursuant to, the DIP Lender Documents, by the Borrowers and the Guarantors and
(b) defer for an agreed upon period all payments of principal and certain other amounts owing from time to time under the Amended and Restated Credit and Guarantee Agreement dated as of September 29, 2000, as amended through the date hereof, among Exide, certain Subsidiaries of Exide, the Pre-Petition Agent and the financial institutions party thereto (the "Pre-Petition Credit Agreement"); and

     WHEREAS, it is a condition precedent to the effectiveness of the DIP Credit Agreement that the DIP Agent (for itself and for the benefit of the DIP Lenders), the Pre-Petition Agent (for itself and for the benefit of each of the Pre-Petition Lenders), Exide, the Existing Foreign Subsidiaries and the Domestic Non-Debtor enter into this Intercreditor Agreement.

     NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and obligations herein set forth and for other good and valuable consideration, the adequacy and receipt of which are hereby acknowledged, and in reliance upon the representations, warranties and covenants herein contained, the parties hereto, intending to be legally bound, hereby agree as follows:

          Section 1. Definitions. As used in this Intercreditor Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and the plural form of the terms indicated) and capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the DIP Credit Agreement:

     "Additional Standstill Lenders' Liens" shall have the meaning set forth in the Standstill Agreement.

     "Bankruptcy Court" shall have the meaning set forth in the recitals hereto.

     "Borrowers" shall have the meaning set forth in the recitals hereto.

     "Cases" shall have the meaning set forth in the recitals hereto.

     "Citicorp" shall mean Citicorp USA, Inc. or any of its affiliates.

     "Collateral Agency Agreement" shall mean the Collateral Agency Agreement dated as of April 15, 2002 among the DIP Agent, the Pre-Petition Agent, and the Collateral Agent.

     "Collateral Agent" shall mean Citicorp as Collateral Agent under the Collateral Agency Agreement.

     "Common Collateral" shall mean all of the assets of the Existing Foreign Subsidiaries and the Domestic Non-Debtor whether real, personal or mixed, constituting both DIP Lender Collateral and Pre-Petition Lender Collateral.

     "Common Collateral Documents" shall mean all agreements and documents that create or purport to create a security interest in Common Collateral for the benefit of the DIP Lenders and/or the Pre-Petition Lenders, in each case, as amended, supplemented or otherwise modified from time to time.

     "Comparable Pre-Petition Lender Collateral Document" means, with respect to any Common Collateral, the Pre-Petition Lender Collateral Document that purports to create a

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security interest in such Common Collateral to secure the Non-Stayed
Pre-Petition Lender Claims.

     "DIP Agent" shall include, in addition to the DIP Agent referred to in the recitals hereto, the then acting collateral agent for the DIP Lenders (or if there is more than one agent, a majority of them) under the DIP Lender Documents and any successor thereto exercising substantially the same rights and powers, or if there is no acting DIP Agent under the DIP Credit Agreement, the Requisite DIP Lenders.

     "DIP Credit Agreement" shall have the meaning set forth in the recitals hereto.

     "DIP Lender Claims" shall mean (a) all Indebtedness, obligations and other liabilities (contingent or otherwise) of the Borrowers, the Domestic Guarantors, the Existing Foreign Subsidiaries and the Domestic Non-Debtor arising under or with respect to the DIP Lender Documents, (b) all interest, costs, expenses, fees, reimbursements, indemnities and other similar amounts owing by any of them pursuant to any of the DIP Lender Documents and (c) to the extent not prohibited by the Pre-Petition Credit Agreement, any amounts advanced by any of the DIP Lenders to acquire, pay or otherwise satisfy, discharge or reduce any claim (other than a Pre-Petition Lender Claim) secured by a Lien on the DIP Lender Collateral which is senior to a Lien granted to the DIP Lenders pursuant to the DIP Lender Documents. To the extent any payment with respect to the DIP Lender Claims (whether by or on behalf of any Existing Foreign Subsidiary, any Borrower, any Domestic Guarantor or the Domestic Non-Debtor, as proceeds of security, enforcement of any right of setoff or otherwise) is (i) declared to be fraudulent or preferential in any respect, (ii) set aside or (iii) required to be paid to a debtor in possession, trustee, receiver or similar Person, then the obligation or part thereof originally intended to be satisfied shall be deemed to be reinstated and outstanding as if such payment had not occurred.

     "DIP Lender Collateral" shall mean all of the assets of the Existing Foreign Subsidiaries and the Domestic Non-Debtor, whether real, personal or mixed, in which the DIP Lenders or the DIP Agent or any of them now or hereafter holds, directly or indirectly, a Lien as security for any DIP Lender Claim.

     "DIP Lender Collateral Documents" shall mean the DIP Credit Agreement, the Collateral Agency Agreement, the Deposit Account Control Agreements, the Blocked Account Letters, the Intellectual Property Security Agreements, the Intercompany Collateral Documents, the Direct Foreign Guaranty Collateral Documents, and any other document or instrument executed by any Existing Foreign Subsidiary or the Domestic Non-Debtor pursuant to which a Lien is granted securing, directly or indirectly, the DIP Lender Claims, as the foregoing documents or instruments may be amended or modified from time to time.

     "DIP Lender Documents" shall mean the DIP Credit Agreement, the DIP Lender Collateral Documents and each of the other Loan Documents, and any and all other documents and instruments evidencing any other obligation under the DIP Credit Agreement, the Intercompany Notes and Foreign Guaranties, and any other related document or instrument executed or delivered pursuant to any DIP Lender Document at any time or otherwise evidencing any DIP Lender Claims, as any such document or instrument may from time to time be amended or otherwise modified.

     "DIP Lenders" shall mean the Persons holding DIP Lender Claims, including, without limitation, the DIP Agent.

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     "Disbursement Condition" means the following condition: the DIP Agent, on behalf of the DIP Lenders, shall have used commercially reasonable best efforts (in accordance with standards customarily employed by commercial banks in the United States), for a period of six (6) months after the Scheduled Termination Date, to satisfy the DIP Lender Claims from the proceeds of Collateral (as defined in the DIP Credit Agreement) in accordance with the terms of the DIP Credit Agreement and the Orders.

     "Domestic Guarantor" shall have the meaning set forth in the recitals.

     "Domestic Non-Debtor" shall have the meaning set forth in the preamble.

     "Domestic Non-Filing Entities" shall mean the Domestic Non-Debtor, Dixie Metals Co., Refined Metals Corporation and Exide U.S. Funding Corporation.

     "Escrow Account" shall mean each escrow account established for the deposit of proceeds of Foreign Asset Sales pursuant to this Intercreditor Agreement.

     "Escrow Agent" shall mean Citicorp. as Escrow Agent under Section 7 herein.

     "Existing Borrower" shall mean each Subsidiary of Exide that is a borrower under the Pre-Petition Credit Agreement.

     "Existing Foreign Borrowing Subsidiaries" shall mean those Existing Foreign Subsidiaries that are "Borrowing Subsidiaries" as such term is defined in the Standstill Agreement.

     "Existing Foreign Subsidiaries" shall have the meaning set forth in the preamble.

     "Existing Foreign Subsidiary Guarantor" shall mean those Existing Foreign Subsidiaries that are "Foreign Subsidiary Guarantors" as such term is defined in the Standstill Agreement.

     "Existing Guarantor" shall mean each Subsidiary of Exide that is a guarantor of the obligations of the Existing Borrowers under the Pre-Petition Credit Agreement.

     "Filing Entities" shall have the meaning set forth in the recitals.

     "Foreign Asset Sales" shall mean any Foreign Non-Borrowing Base Asset Sale and Other Foreign Asset Sale, including, without limitation, an Asset Sale of the "Principal Properties" (as defined in the DM Notes).

     "Insolvency or Liquidation Proceeding" shall mean (a) any voluntary or involuntary case or proceeding under the Bankruptcy Code or any similar law with respect to the Domestic Non-Debtor or any Existing Foreign Subsidiary, (b) any other voluntary or involuntary insolvency, reorganization or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding with respect to the Domestic Non-Debtor or any Existing Foreign Subsidiary or with respect to any of their respective assets, (c) any liquidation, dissolution, reorganization or winding up of the Domestic Non-Debtor or any Existing Foreign Subsidiary whether voluntary or involuntary and whether or not involving insolvency or bankruptcy or (d) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of the Domestic Non-Debtor or any Existing Foreign Subsidiary.

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     "Intercreditor Agreement" shall mean this Intercreditor Agreement, as amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms hereof.

     "Non-Stayed Pre-Petition Lender Claims" shall mean all Pre-Petition Lender Claims arising in respect of the Existing Foreign Subsidiaries and the Domestic Non-Debtor that are not subject to the automatic stay arising by virtue of
Section 362 of the Bankruptcy Code upon the commencement of the Cases.

     "Obligor" shall mean any Person who is or becomes liable for (whether directly, indirectly, contingently or otherwise), or whose assets (or any of them) are or become subject to a claim with respect to, any of the DIP Lender Claims or Pre-Petition Lender Claims.

     "payment in full" or "paid in full" shall mean payment in full in cash of all DIP Lender Claims or, with respect to Letters of Credit outstanding thereunder, delivery of cash collateral or backstop letters of credit in respect thereof in compliance with the DIP Credit Agreement, as applicable, in each case after or concurrently with the termination of all Commitments to extend credit thereunder.

     "Pre-Petition Agent" shall include, in addition to the Pre-Petition Agent referred to in the recitals hereto, the then acting administrative agent under the Pre-Petition Credit Agreement and the Standstill Agreement and any successor thereto exercising substantially the same rights and powers, or if there is no acting administrative agent under the Pre-Petition Credit Agreement and Standstill Agreement, the Pre-Petition Lenders holding a majority in principal amount of Pre-Petition Lender Claims then outstanding.

     "Pre-Petition Credit Agreement" shall have the meaning set forth in the recitals hereto.

     "Pre-Petition Lender" shall mean any Person holding Pre-Petition Lender Claims.

     "Pre-Petition Lender Claims" shall mean all Indebtedness, obligations and other liabilities (contingent or otherwise) of the Existing Borrowers, the Existing Guarantors, the Existing Foreign Subsidiaries and the Domestic Non-Debtor arising under or with respect to the Pre-Petition Lender Documents or any of them, whether stayed or unstayed.

     "Pre-Petition Lender Collateral" shall mean all of the assets of the Existing Foreign Subsidiaries and the Domestic Non-Debtor whether real, personal or mixed, in which the Pre-Petition Lenders or the Pre-Petition Agent or any of them now or hereafter holds a Lien as security for any Pre-Petition Lender Claim.

     "Pre-Petition Lender Collateral Documents" shall mean the Pre-Petition Lender Security Agreements, the Pre-Petition Lender Mortgages, the Collateral Agency Agreement and any document or instrument executed and delivered pursuant to any Pre-Petition Lender Document at any time or otherwise pursuant to which a Lien (including, without limitation, Standstill Lenders' Liens and Additional Standstill Lenders' Liens) is granted by any Existing Foreign Subsidiary or the Domestic Non-Debtor to secure the Pre-Petition Lender Claims or under which rights or remedies with respect to any such Lien are governed, as the same may be amended or modified from time to time.

     "Pre-Petition Lender Documents" shall mean the Pre-Petition Credit Agreement, the Pre-Petition Lender Collateral Documents, and any other related document or instrument executed

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and delivered pursuant to any Pre-Petition Lender Document at any time or otherwise evidencing any Pre-Petition Lender Claims, as the same may be amended or modified from time to time.

     "Pre-Petition Lender Mortgages" shall mean a collective reference to each mortgage, deed of trust and any other document or instrument under which any Lien on real property owned by any Existing Foreign Subsidiary or the Domestic Non-Debtor is granted to secure the Pre-Petition Lender Claims or under which rights or remedies with respect to any such Liens are governed.

     "Pre-Petition Lender Security Agreements" shall mean a collective reference to (a) the "Security Documents" as such term is defined in the Pre-Petition Credit Agreement and (b) any other security agreement executed and delivered by any Existing Foreign Subsidiary in favor of the Pre-Petition Agent to secure the Pre-Petition Lender Claims including, without limitation, any security agreement entered into after the date hereof with respect to the Additional Standstill Lenders' Liens.

     "Recovery" shall have the meaning set forth in Section 6.5 hereof.

     "Remitted Payment" shall have the meaning set forth in Section 4.4 herein.

     "Requisite DIP Lenders" shall mean, with respect to any amendment or modification of the DIP Credit Agreement, or any termination or waiver of any provision of the DIP Credit Agreement, or any consent or departure by the Borrowers therefrom, those DIP Lenders, the approval of which is required under the DIP Credit Agreement to approve such amendment or modification, termination or waiver, or consent or departure.

     "Standstill Agreement" shall have the meaning set forth in the recitals hereto.

     "Standstill Event" shall have the meaning set forth in the Standstill Agreement.

     "Standstill Lenders" shall have the meaning set forth in the Standstill Agreement.

     "Standstill Lenders' Liens" shall have the meaning set forth in the Standstill Agreement.

     "Standstill Termination Date" shall mean the earlier to occur of (i) December 18, 2003 and (ii) the date of occurrence of a Standstill Termination Event.

     "Standstill Termination Event" shall have the meaning set forth in the Standstill Agreement.

     "Subordination Fee" shall have the meaning set forth in the Standstill Agreement.

     "Uniform Commercial Code" or "UCC" shall mean the Uniform Commercial Code of the State of New York, as amended.

          Section 2. Subordination.

          2.1 Agreement to Subordinate. Each of the Pre-Petition Lenders, Exide, the Existing Foreign Subsidiaries and the Domestic Non-Debtor agrees that the Non-Stayed Pre-Petition Lender Claims, whether stayed or unstayed (other than pursuant to the Cases), and all Liens securing the Non-Stayed Pre-Petition Lender Claims are and shall be subordinate, to the

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extent and in the manner set forth hereinafter, to the prior payment in full of all DIP Lender Claims.

          2.2 Subordination of Claims. (a) Except as expressly permitted in
Section 2.6, the DIP Lenders shall be entitled to receive payment in full of all DIP Lender Claims before the Pre-Petition Agent or any Pre-Petition Lender is entitled to receive any payment of all or any of the Non-Stayed Pre-Petition Lender Claims, and any payment or distribution of any kind (whether in cash, property or securities) that otherwise would be payable or deliverable upon or with respect to the Non-Stayed Pre-Petition Lender Claims (including any payment that may be payable by reason of any other Indebtedness of any Existing Foreign Subsidiary or the Domestic Non-Debtor being subordinated to payment of the Non-Stayed Pre-Petition Lender Claims) shall be paid or delivered, as the case may be, directly to the DIP Agent for the account of the DIP Lenders for application (in the case of cash) to, or as collateral (in the case of non-cash property or securities) to be held in accordance with the DIP Lender Documents for, the payment or prepayment of the DIP Lender Claims in accordance with
Section 4.

          (b) If any Event of Default shall have occurred and be continuing, then thereafter, unless and until such Event of Default shall have been cured, waived or otherwise ceases to exist, no payment shall be made by or on behalf of any Existing Foreign Subsidiary, the Domestic Non-Debtor or any Obligor for or on account of any Non-Stayed Pre-Petition Lender Claims and neither the Pre-Petition Agent nor any Pre-Petition Lender shall take or receive from any Existing Foreign Subsidiary, the Domestic Non-Debtor or any Obligor, directly or indirectly, in cash or other property or by set-off, counterclaim or in any other manner, including, without limitation, from or by way of realization of collateral, payment of all or any of the Non-Stayed Pre-Petition Lender Claims unless and until the DIP Lender Claims shall have been paid in full.

          2.3 Lien Priorities. Notwithstanding the date, time, manner or order of grant, attachment or perfection of any Liens granted to the Pre-Petition Agent or the Pre-Petition Lenders on the Common Collateral or of any Liens granted to the DIP Agent, the DIP Lenders or to the Collateral Agent, on the Common Collateral and notwithstanding any provision of the UCC, any applicable law in any jurisdiction, the Pre-Petition Lender Documents, the DIP Lender Documents or any other circumstance whatsoever, the Pre-Petition Agent, on behalf of itself and each of the Pre-Petition Lenders, hereby agrees that:

          (a) any Lien on the Common Collateral securing the DIP Lender Claims now or hereafter held by the DIP Agent or the DIP Lenders (including any proceeds held by the Escrow Agent and any Lien held by the Collateral Agent for the benefit of the DIP Lenders) shall be senior and prior to any Lien on the Common Collateral securing the Non-Stayed Pre-Petition Lender Claims; and

          (b) any Lien on the Common Collateral now or hereafter held by the Pre-Petition Agent or the Pre-Petition Lenders regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall be junior in all respects to all Liens on the Common Collateral securing the DIP Lender Claims.

All Liens on the Common Collateral securing the DIP Lender Claims shall be and remain senior to all Liens on the Common Collateral securing the Non-Stayed Pre-Petition Lender Claims for all purposes, whether or not such Liens securing the DIP Lender Claims are junior to any Lien securing any other obligation of any Existing Foreign Subsidiary or the Domestic Non-Debtor.

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          2.4 Prohibition on Contesting Liens. Each of (i) the Pre-Petition
Agent, for itself and on behalf of each Pre-Petition Lender, and (ii) the DIP Agent, for itself and on behalf of each DIP Lender, agrees that it shall not (and hereby waives any right to) contest or support any other Person in contesting, in any proceeding (including, without limitation, any Insolvency or Liquidation Proceeding), the priority, validity or enforceability of a Lien held by the DIP Lenders in the DIP Lender Collateral or by the Pre-Petition Lenders in the Common Collateral, as the case may be.

          2.5 No New Liens. So long as the DIP Lender Claims have not been paid in full, the parties hereto agree that after the date hereof, except as may be necessary to maintain and preserve valid and perfected Liens in favor of the Pre-Petition Lenders in effect immediately prior to the Closing Date, in no event shall the Pre-Petition Agent or any Pre-Petition Lender be granted or possess any Lien on any assets of any Existing Foreign Subsidiary or the Domestic Non-Debtor securing the Non-Stayed Pre-Petition Claims that are not also subject to the first priority Lien of the DIP Lenders under the DIP Lender Documents. Unless otherwise approved by the DIP Agent, each of the Existing Foreign Subsidiaries and the Domestic Non-Debtor agrees not to grant any Lien (including, without limitation, the Additional Standstill Lenders' Liens) on any of its assets, or permit any Subsidiary of the Existing Foreign Subsidiaries and the Domestic Non-Debtor to grant a Lien on any of its assets, in favor of the Pre-Petition Agent or the Pre-Petition Lenders unless it, or such Subsidiary, has granted a senior Lien on such assets in favor of the Collateral Agent (for the benefit of the DIP Lenders), the DIP Agent or the DIP Lenders having priority over the Lien securing the Non-Stayed Pre-Petition Lender Claims.

          2.6 Permitted Payments. Section 2.1 and Section 2.2 of this Intercreditor Agreement shall not prohibit the payment by the Existing Foreign Borrowing Subsidiaries (and, to the extent not paid by any Existing Foreign Borrowing Subsidiary, the other Existing Foreign Subsidiary Guarantors) and the receipt by the Pre-Petition Lenders of scheduled monthly payments of interest and letter of credit and other fees, including without limitation, professional fees, due from the Existing Foreign Borrowing Subsidiaries under the Pre-Petition Credit Agreement in the manner and to the extent set forth in
Section 4 of the Standstill Agreement and in the Orders so long as (other than in the case of professional fees) no Default or Event of Default has occurred and is continuing (or would result after giving effect to any such payments) and the Pre-Petition Agent has received notice (which need not be in writing) of such Default or Event of Default; provided that under no circumstances shall the Subordination Fee be payable to the Pre-Petition Lenders until the DIP Lender Claims have been paid in full.

          Nothing contained in this Agreement is intended to or shall impair, as among the Existing Foreign Subsidiaries and the Pre-Petition Lenders, the obligation of the Existing Foreign Subsidiaries, which is absolute and unconditional, to pay to the Pre-Petition Lenders the Pre-Petition Lender Claims as and when the same shall become due and payable in accordance with the terms thereof, or is intended to or shall affect the relative rights of the Pre-Petition Lenders and creditors of the Existing Foreign Subsidiaries other than the DIP Lenders, nor shall anything herein prevent the Pre-Petition Lenders from exercising all remedies otherwise permitted by applicable law upon default, subject in each case to the rights, if any, of the DIP Lenders set forth herein and the Standstill Agreement.

          The failure to make a payment on account of principal of, premium, if any, or interest on the Pre-Petition Lender Claims by reason of any provision of this Agreement will not be construed as preventing the occurrence of a Standstill Event under the Standstill Agreement.

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          Section 3. Enforcement.

          3.1 Exercise of Remedies. (a) Until the earlier to occur of (x) the payment in full of DIP Lender Claims and (y) the Standstill Termination Date, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against any Existing Foreign Subsidiary or the Domestic Non-Debtor:

               (i) the Pre-Petition Agent and the Pre-Petition Lenders will not: exercise or seek to exercise any rights or remedies (including setoff) with respect to any Pre-Petition Lender Collateral; institute any action or proceeding with respect to such rights or remedies in respect of any Pre-Petition Lender Collateral, including, without limitation, any action of foreclosure, or contest, protest or object to any foreclosure proceeding or action brought by the Collateral Agent, the DIP Agent or any DIP Lender except to the extent such foreclosure is not conducted in a commercially reasonable manner; exercise any right under any stock or bond power, lockbox agreement, blocked account agreement, control agreement, landlord waiver or bailee's letter or similar agreement or arrangement to which the Pre-Petition Agent or any Pre-Petition Lender is a party; or any other exercise by any such party, of any rights and remedies relating to the Common Collateral under the DIP Lender Documents or otherwise or any release of any or all of the Pre-Petition Lender Collateral for any purpose; or object to the forbearance by the DIP Lenders from bringing or pursuing any foreclosure proceeding or action or any other exercise of any rights or remedies relating to the Common Collateral; provided, however, that notwithstanding the foregoing, (A) the Pre-Petition Lenders may (1) ask or make demand in respect of payments permitted to be received pursuant to the Standstill Agreement and (2) sell, assign or otherwise transfer any and all of the Pre-Petition Lender Claims and their rights relating thereto, subject to the provisions of this Agreement, and (B) if a Standstill Termination Event with respect to Pre-Petition Lender Claims shall have occurred and be continuing, the Pre-Petition Lenders may (1) file and prosecute a lawsuit to collect, or otherwise enforce, subject to the provisions of this Agreement and the Standstill Agreement, any and all of the rights in respect of the Pre-Petition Lender Claims, (2) commence, or join with any other creditor in commencing, any proceeding against any Existing Foreign Subsidiary, (3) exercise the rights of the holders of the Pre-Petition Claims in any such proceeding, subject to the terms of this Agreement, and (4) realize upon and exercise any and all remedies in respect of any assets securing the Pre-Petition Lender Claims following, in the case of any assets of the Existing Foreign Subsidiaries upon which the Pre-Petition Agent has a valid, perfected and enforceable lien (x) written notice to the DIP Agent, and (y) the expiration of 180 days, unless prior to the end of such 180-day period, the DIP Agent shall have commenced and be pursuing enforcement of its liens on such assets in a commercially reasonable manner (it being recognized that the DIP Agent shall have no duties or obligations to Pre-Petition Lenders in so doing, other than as expressly set forth herein); and

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               (ii) the DIP Agent and the DIP Lenders (acting directly or through the Collateral Agent) shall have the exclusive right to enforce rights, exercise remedies (including, without limitation, setoff and the right to credit bid their debt) and make determinations regarding disposition of the Common Collateral and the release of Common Collateral in a foreclosure or enforcement action under the Uniform Commercial Code (or similar law of any applicable jurisdiction) without any consultation with or the consent of the Pre-Petition Agent or any Pre-Petition Lender; provided, however, (A) that in any Insolvency or Liquidation Proceeding commenced by or against any Existing Foreign Subsidiary or the Domestic Non-Filing Entity, the Pre-Petition Agent may file a claim or statement of interest with respect to the Non-Stayed Pre-Petition Lender Claims, and (B) the Pre-Petition Agent may take any action not adverse to the DIP Agent or the DIP Lenders in order to preserve or protect its rights in the Pre-Petition Collateral.

In exercising rights and remedies with respect to the Common Collateral, the DIP Agent and the DIP Lenders may enforce the provisions of the DIP Lender Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion exercised using standards of commercial reasonableness. Such exercise and enforcement shall include, without limitation, the rights of an agent appointed by them to sell or otherwise dispose of the Common Collateral upon foreclosure, to incur expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a secured lender under the Uniform Commercial Code (or similar law of any applicable jurisdiction) and of a secured creditor under the Bankruptcy Code (or similar laws of any applicable jurisdiction).

          (b) The Pre-Petition Agent, on behalf of itself and each of the Pre-Petition Lenders, agrees not to take or receive from or on behalf of any Existing Foreign Subsidiary, the Domestic Non-Debtor or any Obligor, directly or indirectly, in cash or other property or by setoff, counterclaim or in any other manner (whether pursuant to any enforcement, collection, execution, levy or foreclosure proceeding or otherwise), any Pre-Petition Lender Collateral or any proceeds of Pre-Petition Lender Collateral, without turning over such cash or other property to the Collateral Agent or the DIP Agent unless and until all DIP Lender Claims have been paid in full.

          (c) Subject to the provisos in Section 3.1(a)(i) and (ii) above, the Pre-Petition Agent, for itself or on behalf of each of the Pre-Petition Lenders, agrees that the Pre-Petition Agent and the Pre-Petition Lenders will not at any time take any action that would hinder any exercise of remedies undertaken by the Collateral Agent or the DIP Agent under the DIP Lender Documents, including any sale, lease, exchange, transfer or other disposition of the Common Collateral, whether by foreclosure or otherwise.

          3.2 Cooperation. Subject to the proviso in Section 3.1(a)(i) and (ii) above, the Pre-Petition Agent, on behalf of itself and each of the Pre-Petition Lenders, agrees that, unless and until the DIP Lender Claims have been paid in full or the Standstill Termination Date has occurred, it will not commence, or join with any Person (other than the DIP Lenders and the DIP Agent upon the request thereof) in commencing any enforcement, collection, execution, levy or foreclosure action or proceeding with respect to any Lien in respect of any Pre-Petition Lender Collateral held by it under any of the Pre-Petition Lender Documents or otherwise for a period of 180 days following written notice to the DIP Agent to commence such action (and in respect of which the DIP Agent has elected not to proceed). Following the Standstill Termination Date, in the event the DIP Lender Claims shall not have been paid in full, the Pre-Petition Agent shall apply the proceeds of any such enforcement, collection, execution, levy or foreclosure action or proceeding as required by Section 4.

          Section 4. Payments.


          4.1 Application of Proceeds of Common Collateral. As long as the DIP Lender Claims have not been paid in full:

          (a) the cash proceeds of Common Collateral, including any such proceeds received in connection with the sale of, or collection on, such Common Collateral upon the exercise of any remedies under the DIP Lender Documents (or, following the Standstill Termination Date, the Pre-Petition Lender Documents), shall be applied:

               (i) First, to the payment of all fees, costs and expenses, including without limitation all attorney fees, disbursements and indemnification payments of the DIP Agent, the Collateral Agent and the Escrow Agent incurred in connection with enforcement of the Common Collateral Documents and otherwise administering this Intercreditor Agreement and the Common Collateral; and

               (ii) Second, by the DIP Agent to the DIP Lender Claims in such order as specified in the DIP Credit Agreement until such DIP Lender Claims have been paid in full.

Upon payment in full of the DIP Lender Claims, the DIP Agent or the Collateral Agent, as the case may be, shall deliver to the Pre-Petition Agent (or to such other Person as any court of competent jurisdiction may otherwise direct) any cash proceeds of Common Collateral held by it;

          (b) the Net Cash Proceeds of Foreign Asset Sales shall be deposited in an Escrow Account and be subject to and distributed in accordance with the terms of Section 4.3 of this Intercreditor Agreement; and

          (c) non-cash proceeds of Common Collateral shall be held as collateral in accordance with the terms of the DIP Lender Documents and the Collateral Agency Agreement. Upon payment in full of the DIP Lender Claims, the DIP Agent or the Collateral Agent, as the case may be, shall deliver any such non-cash proceeds to the Pre-Petition Agent (or to such other Person as a court of competent jurisdiction may otherwise direct) in the same form as received (with any necessary endorsements).

          4.2 Payments Over. Except as provided in Section 4.3 below, until the DIP Lender Claims have been paid in full, any Pre-Petition Lender Collateral or proceeds thereof received by the Pre-Petition Agent or any Pre-Petition Lender shall be segregated and held in trust for and forthwith paid over or delivered upon request to the Collateral Agent or the DIP Agent for the benefit of the DIP Lenders in the same form as received (with any necessary endorsements) or as a court of competent jurisdiction may otherwise direct. Each of the Collateral Agent and the DIP Agent is hereby authorized to make any such endorsements as agent for the Pre-Petition Agent or any such Pre-Petition Lender. This authorization is coupled with an interest and is irrevocable. All proceeds from Foreign Asset Sales received by the Pre-Petition Agent or any Pre-Petition Lender shall be segregated and forthwith paid over to the Escrow Agent for deposit into an Escrow Account. Any proceeds of any Pre-Petition Lender Collateral

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

received by the Pre-Petition Agent or any Pre-Petition Lender in contravention of this Intercreditor Agreement shall be immediately paid over to the Collateral Agent or the DIP Agent.

          4.3     Distributions of Proceeds from Foreign Asset Sales.

          (a) Until the DIP Lender Claims have been paid in full, any Net Cash Proceeds received by the Escrow Agent in respect of a Foreign Asset Sale pursuant to Section 2.9(g) of the DIP Credit Agreement shall be deposited into an Escrow Account for further application in accordance with this Section 4.3.

          (b) Any Net Cash Proceeds of Foreign Asset Sales held in an Escrow Account shall be applied as follows:

                  (i) first, all or a portion of such Net Cash Proceeds shall be released by the Escrow Agent to the DIP Agent within one Business Day of receipt thereof for application towards the DIP Lender Claims as required by Section 2.9(h) of the DIP Credit Agreement; and

                  (ii) second, any such Net Cash Proceeds remaining after such application shall, to the extent that the Pre-Petition Lenders or the DIP Lenders have an interest in or valid claim to such proceeds pursuant to the Pre-Petition Lender Documents, the DIP Lender Documents or the Orders, as the case may be (collectively, "Lender Proceeds") be retained in the Escrow Account until such time as the Disbursement Condition is satisfied, at which time all such Lender Proceeds remaining in the Escrow Account shall be delivered by the Escrow Agent to the DIP Agent for application by the DIP Agent to the DIP Lender Claims in accordance with the terms of the DIP Lender Documents and the Orders; and

                  (iii) third, upon payment in full of the DIP Lender Claims, the DIP Agent shall deliver to the Pre-Petition Agent any such remaining Lender Proceeds held by it (or as a court of competent jurisdiction may otherwise direct) for application to the Pre-Petition Lender Claims to the extent of any claims by the Pre-Petition Lenders in such Lender Proceeds.

Following application to the DIP Lender Claims as required by Section 4.3(b)(i), any Net Cash Proceeds that are not Lender Proceeds and, following payment in full of the DIP Lender Claims and the Pre-Petition Lender Claims as required by Sections 4.3(b)(ii) and (iii), any remaining Lender Proceeds shall be returned to Exide or such Subsidiary that is entitled to such proceeds (or as Exide or any court of competent jurisdiction shall direct).

          4.4 Subrogation to DIP Lender Claims. If at any time prior to the payment in full of the DIP Lender Claims, the Pre-Petition Agent, on behalf of itself and each of the Pre-Petition Lenders, receives any payment with respect to the Pre-Petition Lender Claims or on account of Pre-Petition Lender Collateral (whether made directly by any of the Existing Foreign Subsidiaries or the Domestic Non-Debtor, whether effected by enforcement, collection, execution, levy, foreclosure, offset, counterclaim or otherwise, and including any such payments from the Escrow Accounts that are proceeds of Pre-Petition Collateral) and such payments or proceeds are turned over to the Collateral Agent or to the DIP Agent on behalf of itself and the other DIP Lenders as required by this Intercreditor Agreement (such payment or proceeds, a "Remitted Payment"), the Pre-Petition Lenders shall be subrogated to the DIP Lender Claims to the extent of such Remitted Payment and, to the extent necessary to effect such subrogation, shall be deemed to have purchased a subordinated participation in the DIP Lender Claims to the extent of such Remitted Payment. Following payment in full of the DIP Lender Claims, the Pre-Petition Lenders may, to the fullest extent permitted by law, exercise all rights of payment (including rights of set-off) with respect to such participations as if the Pre-Petition Lenders were direct creditors of the relevant Obligors in the amount of such participations.

          Section 5. Other Agreements.

          5.1  Releases of Collateral. (a) If in connection with:

               (i) the exercise of the DIP Agent's remedies in respect of the Common Collateral provided for in Section 3.1, including any sale, lease, exchange, transfer or other disposition of such Common Collateral in connection with the exercise of foreclosure or other remedies under the Uniform Commercial Code (or any similar law of any applicable jurisdiction);

               (ii) any sale, lease, exchange, transfer or other disposition of Common Collateral permitted under the terms of the DIP Credit Agreement, the Standstill Agreement and the Orders (whether or not an Event of Default has occurred and is continuing); or

               (iii) any agreement between the DIP Agent and any of the Obligors to release the DIP Agent's Lien on any portion of the Common Collateral, which release is not otherwise prohibited by the terms of the Pre-Petition Lender Documents, the Standstill Agreement and the Adequate Protection Stipulation;

the DIP Agent, for itself or on behalf of any of the DIP Lenders, releases any of its Liens on any part of the Common Collateral (or any Guarantor from its obligations under its guaranty of the DIP Lender Claims), the Liens, if any, of the Pre-Petition Agent, for itself or for the benefit of each of the Pre-Petition Lenders, on such Common Collateral (and the obligations, if any, of such Guarantor under its guaranty of the Pre-Petition Lender Claims) shall be automatically, unconditionally and simultaneously released and the Pre-Petition Agent, for itself or on behalf of any such Pre-Petition Lender, promptly shall execute and deliver to the DIP Agent or the applicable Obligor such termination statements, releases and other documents as the DIP Agent or such Obligor may request to effectively confirm such release.

          (b) The Pre-Petition Agent, for itself and on behalf of each of the Pre-Petition Lenders, hereby irrevocably constitutes and appoints the DIP Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Pre-Petition Agent or in the DIP Agent's own name, from time to time in the DIP Agent's discretion, for the purpose of carrying out the terms of this Section 5.1, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Section 5.1, including, without limitation, any financing statements, endorsements or other instruments or transfer or release; provided that this
Section 5.1 shall not be construed as preventing the Pre-Petition Agent from asserting any rights to consent to any sale or disposition of Common Collateral in accordance with the Pre-Petition Lender Documents, the Standstill Agreement and the Orders.

          5.2 Insurance. Unless and until the DIP Lender Claims are paid in full, the DIP Agent and the DIP Lenders shall have the sole and exclusive right to adjust settlement for any insurance policy covering the Common Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding affecting the Common Collateral. Unless and until the DIP Lender Claims are paid in full, all proceeds of any such policy and any such award if in respect to the Common Collateral shall be paid first to the DIP Agent for the benefit of the DIP Lenders to the extent required under the DIP Credit Agreement and second to the Pre-Petition Agent for the benefit of the Pre-Petition Lenders to the extent required under the applicable Pre-Petition Lender Documents; and thereafter to the owner of the subject property or as a court of competent jurisdiction may otherwise direct. If the Pre-Petition Agent or any Pre-Petition Lender shall, at any time, receive any proceeds of any such insurance policy or any such award in contravention of this Intercreditor Agreement, it shall pay such proceeds over to the DIP Agent in accordance with the terms of Section 4.3.

          5.3 Amendments to Documents. Without the prior written consent of the DIP Agent and the Requisite DIP Lenders, no Pre-Petition Lender Document may be amended, supplemented or otherwise modified other than amendments that are purely ministerial in nature or any other non-material amendments that would not contravene any of the terms of the DIP Lender Documents. The Pre-Petition Agent agrees that each Pre-Petition Lender Collateral Document shall be deemed to include, without further amendment, the following language:

     Notwithstanding anything herein to the contrary, the liens and security interests granted to the Pre-Petition Agent and the exercise of any right or remedy by the Pre-Petition Agent hereunder are subject to the provisions of the Intercreditor Agreement, dated as of April 15, 2002 (the "Intercreditor Agreement") among Citicorp USA, Inc. as DIP Agent, Credit Suisse First Boston as Pre-Petition Agent, Exide Technologies and the Subsidiaries of Exide party thereto. In the event of any conflict between the terms of the Intercreditor Agreement and this agreement, the terms of the Intercreditor Agreement shall govern.

          5.4 Bailee for Perfection. (a) The DIP Agent agrees to hold the Pledged Collateral that is part of the Common Collateral in its possession or control (or in the possession or control of its agents or bailees) as bailee for the Pre-Petition Agent and any assignee solely for the purpose of perfecting the security interest granted in such Pledged Collateral pursuant to the Pre-Petition Lender Security Agreement, subject to the terms and conditions of this Section 5.4 and so long as the DIP Agent shall use the same degree of care with respect thereto as the DIP Agent uses for similar property pledged to the DIP Agent as collateral for obligations of others owing to the DIP Agent.

          (b) The rights of the Pre-Petition Agent shall at all times be subject to the terms of this Intercreditor Agreement and to the DIP Agent's rights under the DIP Lender Documents.

          (c) The DIP Agent shall have no obligation whatsoever to the Pre-Petition Agent or any Pre-Petition Lender to assure that the Pledged Collateral is genuine or owned by Exide or one of its Subsidiaries. The duties and responsibilities of the DIP Agent under this Section 5.4 shall be limited solely to holding the Pledged Collateral as bailee for the Pre-Petition Agent for purposes of perfecting the Lien held by the Pre-Petition Agent.

          (d) The DIP Agent shall not have by reason of the Pre-Petition Lender Security Agreement or this Intercreditor Agreement or any other document a fiduciary relationship in respect of the Pre-Petition Agent or any Pre-Petition Lender.

          (e) Upon the payment in full of DIP Lender Claims, the DIP Agent shall deliver to the Pre-Petition Agent the Pledged Collateral together with any necessary endorsements (or otherwise allow such DIP Agent to obtain control of such Pledged Collateral) or as a court of competent jurisdiction may otherwise direct.

          Section 6. Insolvency or Liquidation Proceedings.


          6.1 Financing Issues. If any Domestic Non-Filing Entity shall be subject to any Insolvency or Liquidation Proceeding and the DIP Agent shall desire to permit the use of cash collateral or to permit such Domestic Non-Filing Entity to obtain financing under section 363 or section 364 of the Bankruptcy Code, then the Pre-Petition Agent, on behalf of itself and the Pre-Petition Lenders, agrees that it will raise no objection to such use or financing and will not request adequate protection or any other relief in connection therewith (except to the extent permitted by Section 6.3) and, to the extent necessary, will subordinate its Liens in the Pre-Petition Lender Collateral to such financing.

          6.2 Relief from the Automatic Stay. The Pre-Petition Agent, on behalf of itself and the Pre-Petition Lenders, agrees that none of them shall seek relief from the automatic stay or any other stay that may be imposed in any jurisdiction in any Insolvency or Liquidation Proceeding in respect of the Pre-Petition Lender Collateral, without the prior written consent of the DIP Agent and the Requisite DIP Lenders.

          6.3 Adequate Protection. If in any Insolvency or Liquidation Proceeding of any Domestic Non-Filing Entities, (i) if the DIP Lenders are granted adequate protection in the form of additional collateral in connection with any financing or use of its cash collateral under section 363 or section 364 of the Bankruptcy Code, then the Pre-Petition Agent, on behalf of itself or any of the Pre-Petition Lenders, may seek or request adequate protection in the form of a replacement Lien on such additional collateral, which Lien is subordinated to the Liens securing the DIP Lender Claims on the same basis as the other Liens securing the Non-Stayed Pre-Petition Lender Claims are so subordinated to the DIP Lender Claims under this Agreement, and (ii) in the event the Pre-Petition Agent, on behalf of itself and the Pre-Petition Lenders, seeks or requests adequate protection and such adequate protection is granted in the form of additional collateral, then the Pre-Petition Agent, on behalf of itself or any of the Pre-Petition Lenders, agrees that the DIP Agent shall also be granted a senior Lien on such additional collateral and that any Lien on such additional collateral securing the Pre-Petition Claims shall be subordinated to the Liens on such collateral securing the DIP Lender Claims and any other Liens granted to the DIP Lenders as adequate protection on the same basis as the other Liens securing the Pre-Petition Claims are so subordinated to such DIP Lender Claims under this Agreement.

          6.4 No Waiver. Nothing contained herein shall prohibit or in any way limit the DIP Agent or any DIP Lender from objecting in any Insolvency or Liquidation Proceeding or otherwise to any action taken by the Pre-Petition Agent or any of the Pre-Petition Lenders, including, without limitation, the seeking by the Pre-Petition Agent or any Pre-Petition Lender of adequate protection or the asserting by the Pre-Petition Agent or any Pre-Petition Lender of any of its rights and remedies under the Pre-Petition Lender Documents or otherwise.

          6.5 Preference Issues. If any DIP Lender is required in any Insolvency or Liquidation Proceeding or otherwise to turn over or otherwise pay to the estate of any Existing Foreign Subsidiary or the Domestic Non-Debtor any amount (a "Recovery"), then the DIP Lender Claims shall be reinstated to the extent of such Recovery and the DIP Lenders shall be entitled to receive payment in full of all such recovered amounts. If this Intercreditor Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto.

          Section 7. Foreign Asset Sales Escrow Arrangement.


          7.1 Appointment and Authorization. Each of the DIP Agent, for itself and on behalf of the DIP Lenders, and the Pre-Petition Agent, for itself and on behalf of each of the Pre-Petition Lenders, hereby appoints Citicorp as Escrow Agent, and authorizes the Escrow Agent to execute, deliver and perform as their agent under this Intercreditor Agreement, to take such action as agent on its behalf and to exercise such powers under this Intercreditor Agreement as are delegated to the Escrow Agent by the terms hereof or thereof, together with all such powers as are reasonably incidental thereto.

          (a) As to any matters not expressly provided for by this Intercreditor Agreement (including enforcement or collection), the Escrow Agent shall not be required to exercise any discretion or take any action; provided, however, that the Escrow Agent shall not be required to take any action which (i) the Escrow Agent in good faith believes exposes it to personal liability unless the Escrow Agent receives an indemnification satisfactory to it with respect to such action or (ii) is contrary to this Intercreditor Agreement or applicable law.

          (b) In performing its functions and duties hereunder, the Escrow Agent is acting solely on behalf of the DIP Lenders and the Pre-Petition Lenders and its duties are entirely administrative in nature. The Escrow Agent does not assume and shall not be deemed to have assumed any obligation other than as expressly set forth herein or any other relationship as the agent, fiduciary or trustee of or for any DIP Lender, Pre-Petition Lender or any holder of any other Indebtedness. The Escrow Agent may perform any of its duties hereunder by or through its agents or employees.

          7.2 Establishment of Escrow Account. The Escrow Agent, for the benefit of the DIP Lender and the Pre-Petition Lenders, shall establish in such jurisdictions as may be agreed between the DIP Agent and the Pre-Petition Agent and maintain one or more segregated accounts (collectively, the "Escrow Accounts"), which shall bear designation clearly indicating that funds deposited therein are held for the benefit of the DIP Lenders and the Pre-Petition Lenders and the Existing Foreign Subsidiaries, and shall deposit therein all cash proceeds received by it pursuant to Section 4.3 in its capacity as Escrow Agent. The Escrow Agent shall have no beneficial interest in the Escrow Accounts.

          7.3 Rights of Citicorp and Affiliates. Citicorp, in its capacity as a DIP Lender hereunder, shall have the same rights and powers hereunder as any other DIP Lender and may exercise or refrain from exercising the same as though it were not the Escrow Agent. Citicorp and its Affiliates may (without having to account therefor to any DIP Lender or Pre-Petition Lender) accept deposits from, lend money to, and generally engage in any kind of banking, trust, financial advisory or other business with Exide or any Subsidiary or Affiliate of Exide as if it were not acting as Escrow Agent hereunder, and may accept fees and other consideration therefor without having to account for the same to the DIP Lenders or the Pre-Petition Lenders.

          7.4 Scope of Duties; Liability. Subject to the terms hereof, the Escrow Agent agrees to receive, hold and administer the proceeds of the Foreign Asset Sales and to apply all such proceeds, in such manner and on such terms as are set forth herein, for the benefit of the DIP

Lenders and the Pre-Petition Lenders as provided herein, and otherwise to perform its duties and obligations as Escrow Agent hereunder in accordance with the terms hereof ; provided, however, the Escrow Agent shall have no duties or responsibilities except those expressly set forth in this Intercreditor Agreement, and shall not, by reason of this Intercreditor Agreement, have a fiduciary relationship with any DIP Lender or any Pre-Petition Lender, and no implied covenants, responsibilities, duties, obligations or liabilities shall be read into this Intercreditor Agreement or otherwise exist against the Escrow Agent. Neither the Escrow Agent nor any of its Affiliates or any of the respective directors, officers, agents or employees of the Escrow Agent or any such Affiliate shall be liable for any action taken or omitted to be taken by it, him, her or them under or in connection with this Intercreditor Agreement, except for its, his, her or their own gross negligence or willful misconduct. Without limiting the foregoing, the Escrow Agent (a) may consult with legal counsel, independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (b) makes no warranty or representation to any DIP Lender or any Pre-Petition Lender and shall not be responsible to any DIP Lender or any Pre-Petition Lender for any statements, warranties or representations made by or on behalf of the Domestic Non-Debtor or any Existing Foreign Subsidiary in or in connection with this Intercreditor Agreement or any of the other DIP Lender Documents or Pre-Petition Lender Documents; (c) shall not have any duty to ascertain or to inquire either as to the performance or observance of any of the terms, covenants or conditions of this Intercreditor Agreement or any of the other DIP Lender Documents or Pre-Petition Lender Documents or the financial condition of the Domestic Non-Debtor or any Existing Foreign Subsidiary or any Obligor, or the existence or possible existence of any default or event of default under any DIP Lender Documents or Pre-Petition Lender Documents or any Event of Default;
(d) shall not be responsible to any DIP Lender or any Pre-Petition Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Intercreditor Agreement or any of the other Common Collateral Documents or any other instrument or document furnished pursuant hereto or thereto or as to the creation, perfection or priority of, any lien on or security interest in any DIP Lender Collateral or Pre-Petition Lender Collateral.

          7.5 Reliance. The Escrow Agent shall be entitled to rely upon any certificate, notice, consent or other instrument in writing (including any facsimile transmission) believed by the Escrow Agent to be genuine and correct and to have been signed or sent or made by or on behalf of a proper person.

          7.6 Knowledge of Certain Events. The Escrow Agent shall not be deemed to have knowledge of the occurrence of an Event of Default unless and until it has received written notice from the DIP Agent specifying such event and stating that such Notice is a "Notice under the Intercreditor and Subordination Agreement".

          7.7 Non-Reliance by Lenders. The Escrow Agent shall not be required to keep itself informed as to the performance or observance by the Domestic Non-Debtor or any Existing Foreign Subsidiary of this Intercreditor Agreement, the Common Collateral Documents, the DIP Lender Documents, the Pre-Petition Lender Documents or any other documents referred to or provided for herein or to inspect the properties or books of the Domestic Non-Debtor or any Existing Foreign Subsidiary. The Escrow Agent shall have no duty or responsibility to provide anyone with any information concerning the affairs, financial condition or business of Exide or any of Subsidiary of Exide which may come into the possession of the Escrow Agent.

          7.8 Indemnification. Each of the DIP Lenders and the Pre-Petition Lenders agree to indemnify the Escrow Agent (to the extent not reimbursed by Exide, the Domestic Non-

Debtor or the Existing Foreign Subsidiaries), ratably according to the respective principal amounts of the DIP Lender Claims and Pre-Petition Claims then outstanding to each of them, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Escrow Agent in any way relating to or arising out of this Intercreditor Agreement or the transactions contemplated hereby or any action taken or omitted by the Escrow Agent under this Intercreditor Agreement, provided, however, that no DIP Lender or Pre-Petition Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Escrow Agent's gross negligence or willful misconduct and in no case shall any DIP Lender or Pre-Petition Lender be liable for an amount that exceeds the Indebtedness owed to each of them, respectively, under the DIP Credit Agreement or Pre-Petition Credit Agreement, respectively. Each of the DIP Lenders and the Pre-Petition Lenders agrees to reimburse the Escrow Agent promptly upon demand for its ratable share of any liabilities (including reasonable counsel fees) incurred by the Escrow Agent in connection with the preservation of any rights of the Escrow Agent or the DIP Lenders and the Pre-Petition Lenders under, or the enforcement of, or legal advice in respect of rights or responsibilities under, this Intercreditor Agreement to the extent that the Escrow Agent is not reimbursed for such expenses by Exide, the Domestic Non-Debtor or the Existing Foreign Subsidiaries, and the Escrow Agent shall subsequently reimburse such Lender to the extent it is subsequently reimbursed by Exide, the Domestic Non-Debtor or the Existing Foreign Subsidiaries.

          7.9 Resignation. The Escrow Agent independently may resign as such at any time upon thirty (30) days' prior written notice to each of the DIP Agent and the Pre-Petition Agent. In the event of any such resignation, the DIP Lenders and Pre-Petition Lenders holding in the aggregate a majority of the DIP Lender Claims and the Pre-Petition Claims (the "Majority Lenders") shall, by an instrument in writing delivered to the Escrow Agent appoint a successor, which shall be a financial institution organized under the laws of the United States or any State thereof and having a combined capital and surplus of at least $100,000,000 or any financial institution that is a subsidiary of a company having a combined capital and surplus of at least $100,000,000 so long as such company unconditionally guarantees the obligations of such financial institution as Escrow Agent hereunder. Prior to any successor being so appointed and accepting such appointment, the Escrow Agent may appoint a temporary successor to act until such appointment by the Majority Lenders is made and accepted. If no successor is appointed as provided above by the 30th day after the date such notice of resignation was given, such resignation shall not become effective and the Escrow Agent or such temporary successor, if any, shall thereafter continue to perform all the duties of the Escrow Agent hereunder until such time, if any, as the Majority Lenders appoint a successor Escrow Agent as provided above, whereupon such resignation shall become effective. Any successor to the Escrow Agent shall execute and deliver to the DIP Lenders and the Pre-Petition Lenders an instrument accepting such appointment and thereupon such successor, without further act, deed, conveyance or transfer shall become vested with all of the properties, rights, interests, powers, authorities and obligations of its predecessor hereunder with like effect as if originally named as the Escrow Agent, and the Escrow Agent ceasing to act shall be discharged therefrom. Upon request of such successor, the Escrow Agent ceasing to act shall execute and deliver such instruments of conveyance, assignment and further assurance and do such other things as may reasonably be required for more fully and certainly vesting and confirming in such successor all such properties, rights, interests, powers, authorities and obligations. The provisions of this Section 7 shall thereafter remain effective for the Escrow Agent ceasing to act with respect to any actions taken or omitted to be taken by such person while acting as the Escrow Agent.

          7.10 Concerning the Escrow Accounts. Each DIP Lender and Pre-Petition Lender agrees that any action taken by the Escrow Agent in accordance with the provisions of this Intercreditor Agreement, and the exercise by the Escrow Agent of the powers set forth herein, together with such other powers as are reasonably incidental thereto, shall be authorized and binding upon all of the DIP Lenders and the Pre-Petition Lenders.

          7.11 Exide has agreed to pay to the Escrow Agent certain fees and expenses at the times and in the amounts as set forth in a separate fee letter.

          Section 8. Reliance; Waivers; etc.

          8.1 Reliance. The execution and delivery by the DIP Lenders of the DIP Lender Documents, all loans and other extensions of credit made or deemed made on and after the date hereof by the DIP Lenders to the Borrowers, and their consent to the grant to the Pre-Petition Agent on behalf of each of the Pre-Petition Lenders of a junior Lien on the Common Collateral not previously granted to the Pre-Petition Agent or the Pre-Petition Lenders shall be deemed to have been given and made in reliance upon this Intercreditor Agreement. The Pre-Petition Agent, on behalf of itself and each of the Pre-Petition Lenders, acknowledges that it and the Pre-Petition Lenders have, independently and without reliance on the DIP Agent or any DIP Lender or any other Person, and based on documents and information deemed by them appropriate, made their own credit analysis and decision to enter into the Standstill Agreement, this Intercreditor Agreement and the transactions contemplated hereby and thereby and they will continue to make their own credit decision in taking or not taking any action under the Standstill Agreement or this Intercreditor Agreement.

          8.2 No Warranties or Liability. The Pre-Petition Agent, on behalf of itself and each of the Pre-Petition Lenders, acknowledges and agrees that each of the DIP Agent and the DIP Lenders have made no express or implied representation or warranty, including, without limitation, with respect to the execution, validity, legality, completeness, collectibility or enforceability of any of the DIP Lender Documents. The DIP Lenders will be entitled to manage and supervise their respective loans and extensions of credit to the Borrowers in accordance with law and as they may otherwise, in their sole discretion, deem appropriate, and the DIP Lenders may manage their loans and extensions of credit without regard to any rights or interests that the Pre-Petition Agent or any of the Pre-Petition Lenders have in the Common Collateral or otherwise, except as otherwise provided in this Intercreditor Agreement. Neither the DIP Agent nor any DIP Lender shall have any duty to the Pre-Petition Agent or any of the Pre-Petition Lenders to act or refrain from acting in a manner which allows, or results in, the occurrence or continuance of an event of default or default under any agreements with the Borrowers (including, without limitation, the Pre-Petition Lender Documents), regardless of any knowledge thereof which they may have or be charged with.

          8.3 No Waiver of Subordination Provisions and Lien Priorities. (a) No right of the DIP Lenders, the DIP Agent or any of them to enforce any provision of this Intercreditor Agreement shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of any Obligor or by any act or failure to act by any DIP Lender or the DIP Agent, or by any noncompliance by any other Person with the terms, provisions and covenants of this Intercreditor Agreement, any of the DIP Lender Documents or any of the Pre-Petition Lender Documents, regardless of any knowledge thereof which the DIP Agent or the DIP Lenders, or any of them, may have or be otherwise charged with.

          (b) Without in any way limiting the generality of the foregoing paragraph, the DIP Lenders, the DIP Agent and any of them, may, at any time and from time to time, without the consent of, or notice to, the Pre-Petition Agent or any Pre-Petition Lender, without incurring any liabilities to the Pre-Petition Agent or any Pre-Petition Lender and without impairing or releasing the subordination provisions, lien priorities and other benefits provided in this Intercreditor Agreement (even if any right of subrogation or other right or remedy of the Pre-Petition Agent or any Pre-Petition Lender is affected, impaired or extinguished thereby) do any one or more of the following:

          (i) change the manner, place or terms of payment or change or extend the time of payment of, or renew, exchange, amend, increase or alter, the terms of any of the DIP Lender Claims or any Lien in any DIP Lender Collateral or guaranty thereof or any liability of any Obligor, or any liability incurred directly or indirectly in respect thereof, amend, renew, exchange, extend, modify or supplement in any manner any Liens held by the DIP Lenders, the DIP Lender Claims or any of the DIP Lender Documents;

          (ii) sell, exchange, release, surrender, realize upon, enforce or otherwise deal with in any manner and in any order any part of the DIP Lender Collateral or any liability of any Obligor to the DIP Lenders or the DIP Agent, or any liability incurred directly or indirectly in respect thereof;

          (iii) settle or compromise any DIP Lender Claim or any other liability of any Obligor or any security therefor or any liability incurred directly or indirectly in respect thereof and apply any sums by whomsoever paid and however realized to the DIP Lender Claims in any manner or order; and

          (iv) exercise or delay in or refrain from exercising any right or remedy against any Obligor or any other Person, elect any remedy and otherwise deal freely with any Obligor, any DIP Lender Collateral or any liability incurred directly or indirectly in respect thereof;

provided that the DIP Lenders shall not, without the prior written consent of the Required Standstill Lenders (as defined in the Standstill Agreement), increase the Commitments or extend the Scheduled Termination Date under the DIP Credit Agreement.

          (c) The Pre-Petition Agent, on behalf of itself and each of the Pre-Petition Lenders, also agrees that the DIP Lenders and the DIP Agent, so long as they are acting in a commercially reasonable manner, shall have no liability to the Pre-Petition Agent or any Pre-Petition Lender, and the Pre-Petition Agent, on behalf of itself and each of the Pre-Petition Lenders hereby waives any claim against any DIP Lender or the DIP Agent, arising out of any and all actions which the DIP Lenders or the DIP Agent may take or permit or omit to take with respect to: (i) the DIP Lender Documents, (ii) the collection of the DIP Lender Claims or (iii) the foreclosure upon, or sale, liquidation or other disposition of, the DIP Lender Collateral. The Pre-Petition Agent, on behalf of itself and each of the Pre-Petition Lenders, agrees that the DIP Lenders and the DIP Agent have no duty to them in respect of the maintenance or preservation of the DIP Lender Collateral, the DIP Lender Claims or otherwise, so long as the DIP Agent shall use the same degree of care with respect thereto as the DIP Agent uses for similar property pledged to the DIP Agent as collateral for obligations of others owing to the DIP Agent; and

          (d) The Pre-Petition Agent, on behalf of itself and each of the Pre-Petition Lenders, agrees not to assert and hereby waives, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or otherwise claim the benefit of, any appraisal, valuation or other similar right that may otherwise be available under applicable law or any other similar rights a junior secured creditor may have under applicable law.

          8.4 Obligations Unconditional. All rights, interests, agreements and obligations of the DIP Agent and the DIP Lenders and the Pre-Petition Agent and the Pre-Petition Lenders, respectively, hereunder shall remain in full force and effect irrespective of:

          (a) any lack of validity or enforceability of the DIP Lender Documents or any Pre-Petition Lender Documents;

          (b) subject to the proviso to Section 8.3(b), any change in the time, manner or place of payment of, or in any other terms of, all or any of the DIP Lender Claims or Pre-Petition Lender Claims, or any amendment or waiver or other modification, whether by course of conduct or otherwise, of the terms of the DIP Credit Agreement or any other DIP Lender Document or of the terms of the Standstill Agreement or any other Pre-Petition Lender Document;

          (c) any exchange of any security interest in any Common Collateral or any other collateral, or any amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the DIP Lender Claims or Pre-Petition Lender Claims or any guarantee thereof;

          (d) the commencement of any Insolvency or Liquidation Proceeding; or

          (e) any other circumstances which otherwise might constitute a defense available to, or a discharge of, any Obligor in respect of the DIP Lender Claims, or of the Pre-Petition Agent or any Pre-Petition Lender in respect of this Intercreditor Agreement.

          8.5 Buyout Option. (a) Any Pre-Petition Lender or any affiliate thereof as having rights under this paragraph (the "Electing Junior Lender") shall have the option at any time upon not less than 10 Business Days' prior written notice to the DIP Agent to purchase all (but not less than all) of the DIP Lender Claims from the DIP Agent and the DIP Lenders. Any such notice from the Electing Junior Lender to the DIP Agent shall be irrevocable. Any such purchase must comply with Section 13.2 of the DIP Credit Agreement; provided however that within five (5) business days of the consummation of such purchase, the Electing Junior Lender shall offer to each other Pre-Petition Lender a pro rata share (based on each such Pre-Petition Lender's outstanding Pre-Petition Lender Claims) of the DIP Lender Claims on the same terms and conditions as such purchase.

          (b) On the date specified by the Electing Junior Lender in such notice (which shall not be less than 10 days, nor more than 30 days, after the receipt by the DIP Agent of the notice from the Electing Junior Lender of its election to exercise such option), the DIP Agent and the DIP Lenders shall, subject to any required approval of any court or other regulatory or governmental authority then in effect, if any, sell to the Electing Junior Lender, and the Electing Junior Lender shall purchase from the DIP Agent and the DIP Lenders, the DIP Lender Claims, together with their interests in the all assets of the Existing Foreign Subsidiaries securing the DIP Lender Claims (collectively, "Senior Collateral").

          (c) Upon the date of such purchase and sale, the Electing Junior Lender shall pay to the DIP Agent and the DIP Lenders in cash as the purchase price therefor the full amount of all DIP Lender Claims then outstanding and unpaid (including principal, interest, early termination and other fees and expenses, including reasonable out-of-pocket attorneys' fees and legal expenses).

          (d) Such purchase price shall be remitted by wire transfer in Federal funds to such bank accounts of the DIP Lenders in New York, New York, as the DIP Lenders may designate in writing to Pre-Petition Agent and the Electing Junior Lender for such purposes. Interest shall be calculated to but excluding the Business Day on which such purchase and sale shall occur if the amounts so paid by the Electing Junior Lender to the bank accounts designated by the DIP Lenders are received in such bank accounts prior to 11:00 a.m. New York time, and interest shall be calculated to and including such Business Day if the amounts so paid by the Electing Junior Lender to such bank accounts are received in such bank accounts later than 11:00 a.m. New York time.

          (e) Such purchase shall be expressly made without representation or warranty of any kind by any of the DIP Agent or the DIP Lenders as to the DIP Lender Claims, the Senior Collateral or otherwise, and without recourse to any of the DIP Agent and the DIP Lenders, except that each DIP Lender shall represent and warrant: (i) the amount of the DIP Lender Claims being purchased from it (but without representation or warranty as to the collectability, validity or enforceability of such DIP Lender Claims); (ii) that such DIP Lender owns such DIP Lender Claims free and clear of any liens or encumbrances created by it; and (iii) that such DIP Lender has the right to assign such DIP Lender Claims and the assignment is duly authorized by it. Upon the purchase by the Electing Junior Lender of the DIP Lender Claims, the Electing Junior Lender agrees to indemnify and hold harmless the DIP Agent and the DIP Lenders from and against all loss, cost, damage or expense (including attorneys' fees and legal expenses) suffered or incurred by the DIP Agent or the DIP Lenders arising from or in any way related to the act or omissions of such Pre-Petition Lender after the purchase.

          Section 9. Miscellaneous.

          9.1 Conflicts. In the event of any conflict between the provisions of this Intercreditor Agreement and the provisions of the DIP Lender Documents or the Pre-Petition Lender Documents, the provisions of this Intercreditor Agreement shall govern.

          9.2 Continuing Nature of this Intercreditor Agreement. This Intercreditor Agreement shall continue to be effective until the payment in full of DIP Lender Claims shall have occurred. This is a continuing agreement of subordination and the DIP Lenders may continue in accordance with the terms of the DIP Credit Agreement, at any time and without notice to the Pre-Petition Agent or any Pre-Petition Lender, to extend credit and other financial accommodations and lend monies to or for the benefit of the Borrowers on the faith hereof. The Pre-Petition Agent, on behalf of itself and each of the Pre-Petition Lenders, hereby waives any right it may have under applicable law to revoke this Intercreditor Agreement or any of the provisions of this Intercreditor Agreement. The terms of this Intercreditor Agreement shall survive, and shall continue in full force and effect, in any Insolvency or Liquidation Proceeding.

          9.3 Amendments; Waivers. No amendment, modification or waiver of any of the provisions of this Intercreditor Agreement by the Pre-Petition Agent or the DIP Agent shall be deemed to be made unless the same shall be in writing and signed on behalf of the party making the same or its authorized agent and each waiver, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of the parties making such waiver or the obligations of the other parties to such party in any other respect or at any other time. The Existing Foreign Subsidiaries and the Domestic Non-Debtor shall not have any right to amend, modify or waive any provision of this Intercreditor Agreement without the consent of the Pre-Petition Agent and the DIP Agent nor shall any consent or signed writing be required of any of the Existing Foreign Subsidiaries and the Domestic Non-Debtor to effect any amendment, modification or waiver of any provision of this Intercreditor Agreement, except that no amendment, modification or waiver affecting any obligation or right of any Existing Foreign Subsidiaries or the Domestic Non-Debtor hereunder shall be made without their consent.

          9.4 Information Concerning Financial Condition of Exide and its Subsidiaries. The DIP Agent and the DIP Lenders, on the one hand, and the Pre-Petition Agent and the Pre-Petition Lenders, on the other hand, shall each be responsible for keeping themselves informed of (a) the financial condition of Exide and its Subsidiaries and all endorsers and/or guarantors of the DIP Lender Claims or the Pre-Petition Lender Claims and (b) all other circumstances bearing upon the risk of nonpayment of the DIP Lender Claims or the Pre-Petition Lender Claims. The DIP Agent and the DIP Lenders shall have no duty to advise the Pre-Petition Agent or any Pre-Petition Lender of information known to it or them regarding such condition or any such circumstances or otherwise. In the event the DIP Agent or any of the DIP Lenders, in its or their sole discretion, undertakes at any time or from time to time to provide any such information to the Pre-Petition Agent or any Pre-Petition Lender, it or they shall be under no obligation (x) to provide any additional information or to provide any such information on any subsequent occasion, (y) to undertake any investigation or
(z) to disclose any information which, pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential.

          9.5 Subrogation. The Pre-Petition Agent, on behalf of itself and each of the Pre-Petition Lenders, hereby waives any rights of subrogation it may acquire as a result of any payment hereunder (including, without limitation under Section 4.4) until the payment in full of all DIP Lender Claims.

          9.6 Application of Payments. All payments received by the DIP Agent or the DIP Lenders may be applied, reversed and reapplied, in whole or in part, to such part of the DIP Lender Claims as the DIP Agent and the DIP Lenders, in their sole discretion, deem appropriate. The Pre-Petition Agent, on behalf of itself and each of the Pre-Petition Lenders, assents to any extension or postponement of the time of payment of the DIP Lender Claims or any part thereof and to any other indulgence with respect thereto, to any substitution, exchange or release of any security which may at any time secure any part of the DIP Lender Claims and to the addition or release of any other Person primarily or secondarily liable therefor.

          9.7 Consent to Jurisdiction; Waivers. The parties hereto consent to the jurisdiction of any state or federal court located in New York, New York, and consent that all service of process may be made by registered mail directed to such party as provided in Section 9.8 below for such party. Service so made shall be deemed to be completed three (3) days after the same shall be posted as aforesaid. The parties hereto waive any objection to any action instituted hereunder based on forum non conveniens, and any objection to the venue of any action instituted hereunder. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS INTERCREDITOR AGREEMENT, ANY DIP LENDER DOCUMENT OR ANY PRE-PETITION LENDER DOCUMENT, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR ANY COURSE OF CONDUCT, COURSE OF DEALING, VERBAL OR WRITTEN STATEMENT OR ACTION OF ANY PARTY HERETO.

          9.8 Notices. All notices to the Pre-Petition Lenders and the DIP Lenders permitted or required under this Intercreditor Agreement may be sent to the Pre-Petition Agent and the DIP Agent, respectively. Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telecopied, electronically mailed or sent by courier service or U.S. mail and shall be deemed to have been given: (i) when delivered in person or by courier service, (ii) upon confirmed receipt of a telecopy or electronic mail or (iii) three Business Days after deposit in the U.S. mail (registered or certified, with postage prepaid and properly addressed). For the purposes hereof, the addresses of the parties hereto shall be as set forth below each party's name on the signature pages hereto, or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties.

          9.9 Further Assurances. Each of the Pre-Petition Agent, on behalf of itself and the Pre-Petition Lenders, the Existing Foreign Subsidiaries and the Domestic Non-Debtor agrees that each of them shall take such further action and shall execute and deliver to the DIP Agent and the DIP Lenders such additional documents and instruments (in recordable form, if requested) as the DIP Agent or the DIP Lenders may reasonably request to effectuate the terms of and the lien priorities contemplated by this Intercreditor Agreement.

          9.10 Governing Law. This Intercreditor Agreement has been delivered and accepted at and shall be deemed to have been made and entered into at New York, New York and shall be interpreted, and the rights and liabilities of the parties bound hereby determined, in accordance with the laws of the State of New York.

          9.11 Binding on Successors and Assigns. This Intercreditor Agreement shall be binding upon the DIP Agent, the DIP Lenders, the Pre-Petition Agent, the Pre-Petition Lenders and their respective permitted successors, transferors and assigns.

          9.12 Specific Performance. The DIP Agent may demand specific performance of this Intercreditor Agreement. The Pre-Petition Agent, on behalf of itself and each of the Pre-Petition Lenders, hereby irrevocably waives any defense based on the adequacy of a remedy at law and any other defense which might be asserted to bar the remedy of specific performance in any action which may be brought by the DIP Agent.

          9.13 Section Titles; Time Periods. The section titles contained in this Intercreditor Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of this Intercreditor Agreement. Unless otherwise expressly stated, references to sections are to sections in this Intercreditor Agreement. In the computation of time periods, unless otherwise specified, the word "from" means "from and including" and each of the words "to" and "until" means "to but excluding" and the word "through" means "to and including".

          9.14 Counterparts. This Intercreditor Agreement may be executed in one or more counterparts, each of which shall be an original and all of which shall together constitute one and the same document.

          9.15 Authorization. By its signature, each Person executing this Intercreditor Agreement on behalf of a party hereto represents and warrants to the other parties hereto that it is duly authorized to execute this Intercreditor Agreement.

          9.16 No Third Party Beneficiaries. This Intercreditor Agreement and the rights and benefits hereof shall inure to the benefit of the DIP Agent and the DIP Lenders and their respective successors and assigns and, to the extent applicable, the Existing Foreign Subsidiaries, the Domestic Non-Debtor, the Pre-Petition Agent and the Pre-Petition Lenders and their respective permitted successors and assigns. No other Person, shall have or be entitled to assert rights or benefits hereunder.

          9.17 Effectiveness. This Intercreditor Agreement shall become effective when executed and delivered by the parties hereto. This Intercreditor Agreement shall be effective both before and after the commencement of any Insolvency or Liquidation Proceeding. All references to the Existing Foreign Subsidiaries or the Domestic Non-Debtor shall include any Existing Foreign Subsidiary or the Domestic Non-Debtor as debtor and debtor-in-possession and any receiver or trustee for any Existing Foreign Subsidiary or the Domestic Non-Debtor (as the case may be) in any Insolvency or Liquidation Proceeding. If any Pre-Petition Lender assigns, sells or otherwise disposes of any Pre-Petition Lender Claim, the assignee or buyer of such Pre-Petition Lender Claim shall agree, in writing delivered to the DIP Agent, to be bound by the terms hereof; provided, however, that the failure to provide such writing shall not relieve such assignee or buyer from being bound by the provisions of this Intercreditor Agreement.

              [THE REMAINDER OF THIS PAGE LEFT INTENTIONALLY BLANK]

          IN WITNESS WHEREOF, the parties hereto have executed this Intercreditor Agreement as of the date first written above.

                                     DIP Agent:

                                     CITICORP USA, INC., as DIP Agent


                                     By: Michael M. Schadt
                                         --------------------------
                                           Name: Michael M. Schadt
                                           Title: Vice Presdient

                                     Address:

                                     388 Greenwich Street
                                     New York, New York 10013
                                     Attention: Shapleigh Smith
                                     Telecopy no.: (212) 816-2613
                                     email address: shapleigh.smith@citicorp.com

                                          Pre-Petition Agent:

                                          CREDIT SUISSE FIRST BOSTON


                                          By: /s/ Didier Siffer
                                             ------------------------------
                                               Name: Didier Siffer
                                                  Title: Director

                                          CREDIT SUISSE FIRST BOSTON


                                          By: /s/ Michael Criscito
                                              --------------------------------
                                                Name: Michael Criscito
                                                Title: Director

                                          Address:

                                          11 Madison Avenue
                                          New York, New York 10010
                                          Attention: Didier Siffer
                                          Telecopy no.: (212) 325-0304
                                          email address: didier.siffer@csfb.com

                                     Escrow Agent:

                                     CITICORP USA, INC., as Escrow Agent

                                     By: Michael M. Schadt
                                         -----------------
                                         Name: Michael M. Schadt
                                         Title: Vice President

                                     Address:

                                     388 Greenwich Street
                                     New York, New York 10013
                                     Attention: Shapleigh Smith
                                     Telecopy no.: (212) 816-2613
                                     email address: shapleigh.smith@citicorp.com

                                  The Pre-Petition Lenders:

                                  CREDIT SUISSE FIRST BOSTON

                                  By: /s/ Howard Shanis
                                      --------------------------------
                                        Name: Howard Shanis
                                        Title: Authorized Signatory

                                  By: /s/ Ian Landow
                                      --------------------------------
                                        Name: Ian Landow
                                        Title: Assistant Vice President

                                  AG CAPITAL FUNDING PARTNERS, L.P.

                                  BY:  Angelo, Gordon & Co., L.P.,
                                        as Investment Advisor

                                  By: /s/ Jeffrey Aronson
                                      --------------------------------
                                        Name: Jeffrey Aronson
                                        Title: Managing Director

                                  ALLIANCE CAPITAL FUNDING, L.L.C.

                                  BY:  Alliance Capital Management L.P.,
                                        as Manager

                                  BY:  Alliance Capital Management Corporation,
                                        General Partner of Alliance Capital
                                        Management L.P.

                                  By: /s/ Sverker Johansson
                                      --------------------------------
                                        Name: Sverker Johansson
                                        Title: Vice President

                                  ALLIANCE INVESTMENTS LIMITED

                                  BY:  Alliance Capital Management L.P.,
                                        as Asset Manager

                                  BY:  Alliance Capital Management Corporation,
                                        as General Partner

                                  By: /s/ Sverker Johansson
                                      --------------------------------
                                        Name: Sverker Johansson
                                        Title: Vice President

                                MONUMENT CAPITAL LTD., AS ASSIGNEE

                                BY:  Alliance Capital Management L.P.,
                                      as Investment Manager

                                BY:  Alliance Capital Management Corporation,
                                      as General Partner

                                By: /s/ Sverker Johansson
                                    --------------------------------
                                      Name: Sverker Johansson
                                      Title: Vice President

                                ALPHA BANK A.E., LONDON BRANCH

                                By: /s/ Anthony J. Polychroniadis
                                    --------------------------------
                                      Name: Anthony J. Polychroniadis
                                      Title: Deputy General Manager

                                By: /s/ Charles P. Welsh
                                    --------------------------------
                                      Name: Charles P. Welsh
                                      Title: Operations Manager

                                AMMC CDO I, LIMITED

                                BY:  American Money Management Corp.,
                                      as Collateral Manager

                                By: /s/ David P. Meyer
                                    --------------------------------
                                      Name: David P. Meyer
                                      Title: Vice President

                                AMMC CDO II, LIMITED

                                BY:  American Money Management Corp.,
                                      as Collateral Manager

                                By: /s/ David P. Meyer
                                    --------------------------------
                                      Name: David P. Meyer
                                      Title: Vice President

                                ARCHIMEDES FUNDING, LLC.

                                BY:  ING Capital Advisors LLC,
                                      as Collateral Manager

                                By: /s/ Greg M. Masuda CFA
                                    --------------------------------
                                      Name: Greg M. Masuda CFA
                                      Title: Vice President

                                  ARCHIMEDES FUNDING II, LTD.

                                  BY:  ING Capital Advisors LLC,
                                         as Collateral Manager

                                  By: /s/ Greg M. Masuda CFA
                                      --------------------------------
                                        Name: Greg M. Masuda CFA
                                        Title: Vice President


                                  ARCHIMEDES FUNDING III, LTD.

                                  BY:  ING Capital Advisors LLC,
                                         as Collateral Manager

                                  By: /s/ Greg M. Masuda CFA
                                      --------------------------------
                                        Name: Greg M. Masuda CFA
                                        Title: Vice President


                                  ARCHIMEDES FUNDING IV (CAYMAN), LTD.

                                  BY:  ING Capital Advisors LLC,
                                         as Collateral Manager

                                  By: /s/ Greg M. Masuda CFA
                                      --------------------------------
                                        Name: Greg M. Masuda CFA
                                        Title: Vice President


                                  AVALON CAPITAL LTD.

                                  BY: INVESCO Senior Secured Management, Inc.
                                         as Portfolio Advisor

                                  By: /s/ Joseph Rotondo
                                      --------------------------------
                                        Name: Joseph Rotondo
                                        Title: Authorized Signatory

                                  AVALON CAPITAL LTD. 2

                                  BY: INVESCO Senior Secured Management, Inc.
                                         as Portfolio Advisor

                                  By: /s/ Joseph Rotondo
                                      --------------------------------
                                        Name: Joseph Rotondo
                                        Title: Authorized Signatory

                               BANCA POPOLARE DI BERGAMO-CV Seri

                               By: /s/ Riccardo Sora
                                   --------------------------------
                                     Name: Riccardo Sora
                                     Title: Deputy General Manager

                               By: /s/ Angelo Locatelli
                                   --------------------------------
                                     Name: Angelo Locatelli
                                    Title: Senior Vice President

                               BANCO ESPIRITO SANTO, S.A.

                               By: /s/ Guy Harris
                                   --------------------------------
                                     Name: Guy Harris
                                     Title: Senior Manager

                               By: /s/ Malcolm Morris
                                   --------------------------------
                                     Name: Malcolm Morris
                                     Title: Assistant Manager

                               THE GOVERNOR AND COMPANY OF THE BANK OF SCOTLAND

                               By: /s/ Barry Fowler
                                   --------------------------------
                                     Name: Barry Fowler
                                     Title: Associate Director

                               BANK OF MONTREAL

                               By: /s/ Thomas E. McGraw
                                   --------------------------------
                                     Name: Thomas E. McGraw
                                     Title: Director

                               BANK ONE, N.A.

                               By: /s/ Oliver J. Glenn, III
                                   --------------------------------
                                     Name: Oliver J. Glenn, III
                                     Title: First Vice President


                               BANK PEKAO S.A.

                               By: /s/ Barry W. Henry
                                   --------------------------------
                                     Name: Barry W. Henry
                                     Title: Vice President
                                            Senior Lending Officer

                           BANQUET ET CAISSE D'EPARGNE DE L'ETAT
                              LUXEMBOURG

                           By: /s/ Jean-Pierre Thein
                               ----------------------------------
                               Name:  Jean-Pierre Thein
                               Title: Deputy Head of Department
                                      International Loans and Securitized Assets

                           By: /s/ John Dhur
                               ----------------------------------
                               Name: John Dhur
                               Title: Sous-Directeur

                           BEAR STEARNS INVESTMENT PRODUCTS INC.

                           By: /s/ Keith Barnish
                               ----------------------------------
                               Name: Keith Barnish
                               Title: Senior Managing Director

                           BHF BANK AKLIENGESEKSCHEFT

                           By: /s/ F. Korallus
                               ----------------------------------
                               Name: F. Korallus
                               Title: Senior Vice President

                           By: /s/ Hellstern
                               ----------------------------------
                               Name: Hellstern
                               Title: Vice President

                           BLACK DIAMOND OLD 2000-1 LTD.

                           By: /s/ Alan Corkish
                               ----------------------------------
                               Name: Alan Corkish
                               Title: Director

                           BLACK DIAMOND OLD 1998-1 LTD.

                           By: /s/ Alan Corkish
                               ----------------------------------
                               Name: Alan Corkish
                               Title: Director

                           BLACK DIAMOND INTERNATIONAL FUNDING LTD.

                           By: /s/ Alan Corkish
                               ----------------------------------
                               Name: Alan Corkish
                               Title: Director

                           BNP PARIBAS

                           By: /s/ Fletcher Duke
                               ----------------------------------
                               Name: Fletcher Duke
                               Title: Director

                           By: /s/ Edward V. Canale
                               --------------------------------
                               Name: Edward V. Canale
                               Title: Managing Director

                           CAPTIVA III Finance Ltd. (Acct. 275),
                               as advised by Pacific Investment Management
                               Company LLC

                           By: /s/ David Dyer
                               ----------------------------------
                               Name: David Dyer
                               Title: Director

                           CAPTIVA IV Finance Ltd. (Acct. 1275),
                               as advised by Pacific Investment Management
                               Company LLC

                           By: /s/ David Dyer
                               ----------------------------------
                               Name: David Dyer
                               Title: Director

                           CENTURION CDO I, LIMITED

                           BY: American Express Asset Management Group Inc.
                               as Collateral Manager

                           By: /s/ Steven B. Staver
                               ----------------------------------
                               Name: Steven B. Staver
                               Title: Managing Director

                           CERES II FINANCE LTD.

                           BY: INVESCO Senior Secured Management, Inc.
                               As Sub-Managing Agent (Financial)

                           By: /s/ Jospeh Rotondo
                               ----------------------------------
                               Name: Joseph Rotondo
                               Title: Authorized Signatory

                           CITICORP, U.S.A. INC.

                           By: /s/ Harry Vlandis
                               ----------------------------------
                               Name: Harry Vlandis
                               Title: Vice President

                           COMERICA BANK

                           By: /s/ Susan A. Smith
                               ----------------------------------
                               Name: Susan A. Smith
                               Title: Vice President

                           CONTRARIAN CAPITAL

                           By: /s/ Janice M. Stanton
                               ----------------------------------
                               Name: Janice M. Stanton
                               Title: Member

                           CREDIT AGRICOLE INDOSUEZ

                           By: /s/ Leo von Reissig
                               ----------------------------------
                               Name: Leo von Reissig
                               Title: Vice President

                           By: /s/ Frederik W. Aase
                               ----------------------------------
                               Name: Frederik W. Aase
                               Title: Vice President

                           CREDIT INDUSTRIEL ET COMMERCIAL

                           By: /s/ Anthony Rock
                               ----------------------------------
                               Name: Anthony Rock
                               Title: Vice President

                           By: /s/ Marcus Edward
                               ----------------------------------
                               Name: Marcus Edward
                               Title: Vice President

                           CREDIT INDUSTRIEL ET COMMERCIAL
                               LONDON BRANCH

                           By: /s/ Steve Francis
                               ----------------------------------
                               Name: Steve Francis
                               Title: Senior Manager

                           By: /s/ Gary George
                               ----------------------------------
                               Name: Gary George
                               Title: Manager

                           CREDIT SUISSE FIRST BOSTON INTERNATIONAL

                           By: /s/ Steve Martin
                               ----------------------------------
                               Name: Steve Martin
                               Title: Vice President

                           By: /s/ Irina Borisova
                               ----------------------------------
                               Name: Irina Borisova
                               Title: Assistant Vice President

                           CSAM FUNDING I

                           By: /s/ David H. Lerner
                               ----------------------------------
                               Name: David H. Lerner
                               Title: Authorized Signatory

                           CYPRESSTREE INVESTMENT PARTNERS I, LTD.

                           BY: CypressTree Investment Management Company, Inc.,
                               as Portfolio Manager

                           By: /s/ Peter Campo
                               ----------------------------------
                               Name: Peter Campo
                               Title: Associate

                           CYPRESSTREE INVESTMENT PARTNERS II, LTD.

                           BY: CypressTree Investment Management Company, Inc.,
                               as Portfolio Manager

                           By: /s/ Peter Campo
                               ----------------------------------
                               Name: Peter Campo
                               Title: Associate

                           DEPARTMENT OF FIRE & POLICE PENSIONS - CITY OF LOS
                               ANGELES

                           By: /s/ Talton R. Embry
                               ----------------------------------
                               Name: Talton R. Embry
                               Title: Chairman
                                      Magten Asset Management Corp.
                                      As Attorney-in-Fact for Department of Fire
                                      & Police Pensions - City of Los Angeles

                           DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES

                           By: /s/ Thomas R. Brady
                               ----------------------------------
                               Name: Thomas R. Brady
                               Title: Director

                           By: /s/ Richard J. Sweeney
                               ----------------------------------
                               Name: Richard J. Sweeney
                               Title: Vice President

                           COSTANTINUS EATON VANCE CDO V, LTD.

                           BY: Eaton Vance Management as Investment Advisor

                           By: /s/ Scott H. Page
                               ----------------------------------
                               Name: Scott H. Page
                               Title: Vice President

                           EATON VANCE CDO IV, LTD.

                           BY: Eaton Vance Management as Investment Advisor

                           By: /s/ Scott H. Page
                               ----------------------------------
                               Name: Scott H. Page
                               Title: Vice President

                           EATON VANCE CDO III, LTD.

                           BY: Eaton Vance Management as Investment Advisor

                           By: /s/ Scott H. Page
                               ----------------------------------
                               Name: Scott H. Page
                               Title: Vice President

                           EATON VANCE CDO II, LTD.

                           BY: Eaton Vance Management as Investment Advisor

                           By: /s/ Scott H. Page
                               ----------------------------------
                               Name: Scott H. Page
                               Title: Vice President

                           EATON VANCE INSTITUTIONAL SENIOR LOAN FUND

                           BY: Eaton Vance Management as Investment Advisor

                           By: /s/ Scott H. Page
                               ----------------------------------
                               Name: Scott H. Page
                               Title: Vice President

                                            EATON VANCE SENIOR INCOME TRUST

                                            BY: Eaton Vance Management as
                                                Investment Advisor

                                            By: /s/ Scott H. Page
                                                --------------------------------
                                                  Name: Scott H. Page
                                                  Title: Vice President

                                            FIRST DOMINION FUNDING I

                                            By: /s/ David H. Lerner
                                                --------------------------------
                                                  Name: David H. Lerner
                                                  Title: Authorized Signatory

                                            FIRST DOMINION FUNDING II

                                            By: /s/ David H. Lerner
                                                --------------------------------
                                                  Name: David H. Lerner
                                                  Title: Authorized Signatory

                                            WACHOVIA BANK, NATIONAL ASSOCIATION

                                            By: /s/ Jill E. Snyder
                                                --------------------------------
                                                  Name: Jill E. Snyder
                                                  Title: Director

                                            Citibank N.A. as Additional
                                            Investment Manager for and on behalf
                                            of Five Finance Corporation

                                            By: /s/ Daniel Slotkin
                                                --------------------------------
                                                  Name: Daniel Slotkin
                                                  Title: Vice President

                                            By: /s/ John P. O'Connell
                                                --------------------------------
                                                  Name: John P. O'Connell
                                                  Title: Vice President

                                            FLEET NATIONAL BANK

                                            By: /s/ Christopher N. Satir
                                                --------------------------------
                                                  Name: Christopher N. Satir
                                                  Title: Vice President

                                            FORTIS BANK NEDERLAND N.V.A

                                            By: /s/ Jason Driessel
                                                --------------------------------
                                                  Name: Jason Driessel
                                                  Title:

                               FRANKLIN CLO II, LIMITED

                               By: /s/ Richard D'Addario
                                   --------------------------------
                                   Name: Richard D'Addario
                                   Title: Senior Vice President

                               FRANKLIN FLOATING RATE TRUST

                               By: /s/ Richard D'Addario
                                   --------------------------------
                                   Name: Richard D'Addario
                                   Title: Vice President

                               GE CAPITAL CFE, INC.

                               By: /s/ William E. Magee
                                   --------------------------------
                                   Name: William E. Magee
                                   Title: Duly Authorized Signatory

                               GENERAL MOTORS EMPLOYEES GLOBAL GROUP PENSION
                                 TRUST

                               By: /s/ Talton R. Embry
                                   --------------------------------
                                   Name: Talton R. Embry
                                   Title: Chairman
                                          Magten Asset Management Corp.
                                          As Attorney-in-Fact for General
                                          Motors Employees Global Group Pension
                                          Trust

                               GRAYSON & CO

                               BY: Boston Management and Research as Investment Advisor

                               By: /s/ Scott H. Page
                                   --------------------------------
                                   Name: Scott H. Page
                                   Title: Vice President

                               GRAYSTON CLO 2001-01 LTD.

                               BY:  Bear Stearns Asset Management Inc.
                                    as its Collateral Manager

                                   By: /s/ Justin Driscol
                                       ----------------------------
                                   Name: Justin Driscol
                                   Title: Managing Director

                                      INDOSUEZ CAPITAL FUNDING IIA, LIMITED

                                      BY: Indosuez Capital as Portfolio Advisor

                                      By: /s/ Paul O. Travers
                                         -------------------------------
                                            Name: Paul O. Travers
                                            Title: Managing Director

                                      INDOSUEZ CAPITAL FUNDING III, LIMITED

                                      BY: Indosuez Capital as Portfolio Advisor

                                      By: /s/ Paul O. Travers
                                         --------------------------------
                                            Name: Paul O. Travers
                                            Title: Managing Director

                                      INDOSUEZ CAPITAL FUNDING IV, L.P.

                                      BY: RBC Leveraged Capital as Portfolio
                                           Advisor

                                      By: /s/ Lee M. Shaiman
                                         --------------------------------
                                            Name: Lee M. Shaiman
                                            Title: Managing Director

                                      ING PRIME RATE TRUST

                                      BY:  ING Investments, LLC as its
                                           investment manager

                                      By: /s/ Mark F. Haak, CFA
                                         --------------------------------
                                            Name: Mark F. Haak, CFA
                                            Title: Vice President


                                      ING PRIME RATE TRUST

                                      BY:  ING Investments, LLC as its
                                           investment manager

                                      By: /s/ Mark F. Haak, CFA
                                         --------------------------------
                                            Name: Mark F. Haak, CFA
                                            Title: Vice President


                                      INVESTKREDIT BANK AG

                                      By: /s/ E. Kiendl
                                         --------------------------------
                                            Name: E. Kiendl
                                            Title: Assistant Vice President

                                      By: /s/ J. Wundsam
                                         --------------------------------
                                            Name: J. Wundsam
                                            Title: Senior Vice President

                          JHW CASH FLOW FUND 1, L.P.

                          By: /s/ Kaitlin Trinh
                            ----------------------------------------
                                  Name: Kaitlin Trinh
                                  Title: Fund Controller

                          KZH CNC LLC

                          By: /s/ Joyce Fraser-Bryant
                            ----------------------------------------
                                  Name: Joyce Fraser-Bryant
                                  Title: Authorized Agent

                          KZH CYPRESSTREE-1 LLC

                          By: /s/ Joyce Fraser-Bryant
                            ----------------------------------------
                                  Name: Joyce Fraser-Bryant
                                  Title: Authorized Agent

                          KZH ING-2 LLC

                          By: /s/ Joyce Fraser-Bryant
                            ----------------------------------------
                                  Name: Joyce Fraser-Bryant
                                  Title: Authorized Agent

                          KZH PONDVIEW LLC

                          By: /s/ Joyce Fraser-Bryant
                            ----------------------------------------
                                  Name: Joyce Fraser-Bryant
                                  Title: Authorized Agent

                          KZH STERLING LLC

                          By: /s/ Joyce Fraser-Bryant
                            ----------------------------------------
                                  Name: Joyce Fraser-Bryant
                                  Title: Authorized Agent

                          KZH WATERSIDE LLC

                          By: /s/ Joyce Fraser-Bryant
                            ----------------------------------------
                                  Name: Joyce Fraser-Bryant
                                  Title: Authorized Agent

                          LEHMAN BROTHERS BANKBAUS AG

                          By: /s/ T. Colwell
                            ----------------------------------------
                                  Name: T. Colwell
                                  Title: Authorized Signatory

                                            LEHMAN SYNDICATED LOANS INC.

                                            By: /s/ Michele Swanson
                                                --------------------------------
                                                  Name: Michele Swanson
                                                  Title: Authorized Signatory

                                            MORGAN STANLEY EMERGING
                                                 MARKETS INC.

                                            By: /s/ Edgar A. Sabounghi
                                                --------------------------------
                                                  Name: Edgar A. Sabounghi
                                                  Title: Vice President

                                            MORGAN STANLEY PRIME INCOME TRUST

                                            By: /s/ Sheila A. Finnerty
                                                --------------------------------
                                                  Name: Sheila A. Finnerty
                                                  Title: Executive Director

                                            MIZUHO CORPORATE BANK, LTD.

                                            By: /s/ Christopher Fahey
                                                --------------------------------
                                                  Name: Christopher Fahey
                                                  Title: Vice President

                                            MUZINICH CASHFLOW CBO II, LTD.

                                            By: /s/ Daniel Naccarella
                                                --------------------------------
                                                  Name: Daniel Naccarella
                                                  Title: Authorized Signatory

                                            NATEXIS BANQUES POPULAIRES

                                            By: /s/ Frank H. Madden, Jr.
                                                --------------------------------
                                                  Name: Frank H. Madden, Jr.
                                                  Title: Vice President & Group
                                                         Manager

                                            By: /s/ Michael J. Storms
                                                --------------------------------
                                                  Name: Michael J. Storms
                                                  Title: Associate

                                            OCTAGON INVESTMENT PARTNERS II, LLC

                                            BY:  Octagon Credit Investors, LLC
                                                 as sub-investment manager

                                            By: /s/ Michael B. Nechamkin
                                                --------------------------------
                                                  Name: Michael B. Nechamkin
                                                  Title: Portfolio Manager

                               OCTAGON INVESTMENT PARTNERS III, LTD

                               BY: Octagon Credit Investors, LLC
                                    as Portfolio Manager

                               By: /s/ Michael B. Nechamkin
                                   --------------------------------
                                     Name: Michael B. Nechamkin
                                     Title: Portfolio Manager

                               OCTAGON INVESTMENT PARTNERS IV, LTD

                               BY: Octagon Credit Investors, LLC
                                    as collateral manager

                               By: /s/ Michael B. Nechamkin
                                   --------------------------------
                                     Name: Michael B. Nechamkin
                                     Title: Portfolio Manager

                               ORIX FINANCE CORP. I

                               By: /s/ Sheppard H.C. Davis, Jr.
                                   --------------------------------
                                     Name: Sheppard H.C. Davis, Jr.
                                     Title: Authorized Representative


                               OXFORD STRATEGIC INCOME FUND

                               BY: Eaton Vance Management as Investment Advisor

                               By: /s/ Scott H. Page
                                   --------------------------------
                                     Name: Scott H. Page
                                     Title: Vice President

                               PARIBAS CAPITAL FUNDING LLC

                               By: /s/ M. Steven Alexander
                                   --------------------------------
                                     Name: M. Steven Alexander
                                     Title:


                               PUTNAM DIVERSIFIED INCOME TRUST

                               By: /s/ John R. Verani
                                   --------------------------------
                                     Name: John R. Verani
                                     Title: Vice President

                               PUTNAM HIGH YIELD TRUST

                               By: /s/ John R. Verani
                                   --------------------------------
                                     Name: John R. Verani
                                     Title: Vice President

                              PUTNAM FUNDS TRUST - PUTNAM HIGH YIELD TRUST II

                              By: /s/ John R. Verani
                                  --------------------------------
                                    Name: John R. Verani
                                    Title: Vice President

                              R/2/ TOP HAT, LTD.

                              BY: Amalgamated Gadget, L.P. as investment manager

                              BY: Scepter Holdings, Inc., its General Partner

                              By: /s/ Geoffrey Raymer
                                  --------------------------------
                                    Name: Geoffrey Raymer
                                    Title: President

                              ROYALTON COMPANY (Acct 280)

                              BY: Pacific Investment Management Company LLC,
                                   as its Investment Advisor

                              By: /s/ Mohan V. Phansalkar
                                  --------------------------------
                                    Name: Mohan V. Phansalkar
                                    Title: Executive Vice President

                              SALOMON BROTHERS HOLDING COMPANY INC.

                              By: /s/ Pierre Batrouni
                                  --------------------------------
                                    Name: Pierre Batrouni
                                    Title: Vice President

                              SENIOR DEBT PORTFOLIO

                              BY: Boston Management and Research
                                   as Investment Advisor

                              By: /s/ Scott H. Page
                                  --------------------------------
                                    Name: Scott H. Page
                                    Title: Vice President

                              SEQUILS - CENTURION V, LTD.
                                  American Express Asset Management Group Inc.
                                  as Collateral Manager

                              By: /s/ Steven B. Staver
                                  --------------------------------
                                    Name: Steven B. Staver
                                    Title: Managing Director

                            SEQUILS-ING I (HBDGM), LTD.

                            BY: ING Capital Advisors LLC, as Collateral Manager

                            By: /s/ Greg M. Masuda CFA
                                --------------------------------
                                  Name: Greg M. Masuda CFA
                                  Title: Vice President


                            BALANCED HIGH-YIELD FUND I, LTD.

                            BY: ING Capital Advisors LLC, as Asset Manager

                            By: /s/ Greg M. Masuda CFA
                                --------------------------------
                                  Name: Greg M. Masuda CFA
                                  Title: Vice President

                                           SILVER OAK CAPITAL, LLC

                                           By: /s/ Jeffrey Aronson
                                               --------------------------------
                                                 Name: Jeffrey Aronson
                                                 Title: Marking Director

                                           SOCIETE GENERALE

                                           By: /s/ R. Wayne Hutton
                                               --------------------------------
                                                 Name: R. Wayne Hutton
                                                 Title: Director

                                           SP OFFSHORE LIMITED

                                           By: /s/ Thomas A. Mckay
                                               --------------------------------
                                                 Name: Thomas A. McKay
                                                 Title: Attorney-in-Fact

                                           STRONG HIGH YIELD BOND FUND, A SERIES
                                            OF STRONG INCOME FUNDS, INC.

                                           By: /s/ Thomas M. Price
                                               --------------------------------
                                                 Name: Thomas M. Price
                                                 Title: Portfolio Manager

                                           FORTE I CDO (CAYMAN) LTD. BY STRONG
                                            CAPITAL MANAGEMENT, INC. AS
                                            COLLATERAL MANAGER

                                           By: /s/ Thomas M. Price
                                               --------------------------------
                                                 Name: Thomas M. Price
                                                 Title: Portfolio Manager

                                           SUMITOMO TRUST & BANKING CO., LTD.

                                           By: /s/ David Stanbrook
                                               --------------------------------
                                                 Name: David Stanbrook
                                                 Title: Senior Manager

                                           TEXTRON FINANCIAL CORPORATION

                                           By: /s/ Matthew J. Colgan
                                               --------------------------------
                                                 Name: Matthew J. Colgan
                                                 Title: Director

                                           THE BANK OF NOVA SCOTIA

                                           By: /s/ Christopher Usas
                                               --------------------------------
                                                 Name: Christopher Usas
                                                 Title: Director

                                     TORONTO DOMINION (TEXAS), INC.

                                     By: /s/ Ann S. Slanis
                                         --------------------------------
                                           Name: Ann S. Slanis
                                           Title: Vice President

                                     UBS AG, STAMFORD BRANCH

                                     By: /s/ Jennifer L. Poccia
                                         --------------------------------
                                           Name: Jennifer L. Poccia
                                           Title: Associate Director
                                                  Banking Products Services, US

                                     By: /s/ Anthony N. Joseph
                                         --------------------------------
                                           Name: Anthony N. Joseph
                                           Title: Associate Director
                                                  Banking Products Services, US

                                     WINGED FOOT FUNDING TRUST

                                     By: /s/ Ann E. Morris
                                         --------------------------------
                                           Name: Ann E. Morris
                                           Title: Authorized Agent

                                     SCOTIABANK EUROPE PLC

                                     By: /s/ David Giles
                                         --------------------------------
                                           Name: David Giles
                                           Title: Director

                                            The Existing Foreign Subsidiaries

                                            EXIDE HOLDING EUROPE S.A.
                                            COMPAGNIE EUROPEENNE
                                                D'ACCUMULATEURS S.A.
                                            EURO EXIDE CORPORATION LIMITED
                                            SOCIEDAD ESPANOLA DEL ACUMULADOR
                                                TUDOR S.A.
                                            TUDOR A.B.
                                            EXIDE TECHNOLOGIES NEDERLAND B.V.
                                            CMP BATTERIES LIMITED
                                            DEUTSCHE EXIDE STANDBY GMBH
                                            DEUTSCHE EXIDE GMBH
                                            MERCOLEC TUDOR B.V.

                                            By: /s/ Thomas S. O'Neil
                                                --------------------------------
                                            Name: Thomas S. O'Neil
                                            Title:

                                         FULMEN IBERICA S.L.
                                         CMP BATTERIJEN N.V.
                                         EXIDE AUTOMOTIVE BATTERIE GMBH
                                         HAGEN BATTERIE AG
                                         ELECTRO MERCANTIL INDUSTRIAL S.L.
                                         EXIDE (DAGENHAM) LIMITED
                                         FULMEN UK LIMITED
                                         EXIDE AUTOMOTIVE S.A.
                                         SOCIEDADE PORTUGUESA DO
                                         ACUMULADOR TUDOR S.A.
                                         EXIDE DANMARK A/S
                                         EXIDE BATTERIER AB
                                         CENTRA S.A.
                                         FRIEMANN & WOLF BATTERIETECHNIK
                                              GMBH
                                         EXIDE SONNAK A/S
                                         EXIDE BATTERIES LIMITED
                                         B.I.G. BATTERIES LIMITED
                                         EXIDE LENDING LIMITED
                                         EXIDE HOLDINGS LIMITED
                                         EXIDE TECHNOLOGIES HOLDING BV
                                         EXIDE HOLDING ASIA PTE LIMITED
                                         GNB TECHNOLOGIES (CHINA) LIMITED
                                         EXIDE SINGAPORE PTE LIMITED
                                         EXIDE CANADA INC.
                                         1036058 ONTARIO INC.

                                         By: /s/ Thomas S. O'Neil
                                             -----------------------------------
                                         Name:  Thomas S. O'Neil
                                         Title:

                                            EXIDE ITALIA S.R.L.

                                            By: /s/ Craig H. Muhlhauser
                                                --------------------------------
                                            Name:  Craig H. Muhlhauser
                                            Title:  President and CEO

                                            INDUSTRIA COMPOSIZIONI STAMPATE, SPA

                                            By: /s/ Craig H. Muhlhauser
                                                --------------------------------
                                            Name:  Craig H. Muhlhauser
                                            Title:  President and CEO

                                            EXIDE AUSTRALIA PTY LIMITED

                                            By: /s/ William Patrick Morrissy
                                                --------------------------------
                                            Name:  William Patrick Morrissy
                                            Title:  Director

                                            EXIDE TECHNOLOGIES LIMITED

                                            By: /s/ William Patrick Morrissy
                                                --------------------------------
                                            Name:  William Patrick Morrissy
                                            Title:  Director

                                            The Domestic Non-Debtor

                                            GNB BATTERY TECHNOLOGIES JAPAN, INC.

                                            By: /s/ Thomas S. O'Neil
                                                -------------------------------
                                            Name: Thomas S. O'Neil
                                            Title:

                                            CONSENTED AND ACKNOWLEDGED:

                                            EXIDE TECHNOLOGIES

                                            By: /s/ Thomas S. O'Neil
                                                --------------------------------
                                                Name:Thomas  S. O'Neil
                                                Title:

                                            Address:

                                            210 Carnegie Center, Suite 500
                                            Princeton, NY 08540
                                            Attention:
                                            Telecopy no.:
                                            email address:

                                   SCHEDULE 1
                          EXISTING FOREIGN SUBSIDIARIES

Existing Foreign Borrowing Subsidiaries:

                  Exide Holding Europe S.A. ("EHE")
                  Compagnie Europeenne D'Accumulateurs S.A.,
                  Euro Exide Corporation Limited
                  Sociedad Espanola del Acumulador Tudor S.A.
                  Tudor A.B.,
                  Exide Technologies Nederland BV
                  CMP Batteries Limited
                  Deutsche Exide Standby GMBH
                  Deutsche Exide GMBH
                  Mercolec Tudor B.V.

Existing Foreign Subsidiary Guarantors:

                  Exide Italia S.R.L.
                  Industria Composizioni Stampate, SpA
                  Fulmen Iberica S.L.
                  CMP Batterijen N.V.
                  Exide Automotive Batterie GMBH
                  Hagen Batterie AG
                  Electro Mercantil Industrial S.L.
                  Exide (Dagenham) Limited
                  Fulmen UK Limited
                  Exide Automotive S.A.
                  Sociedade Portuguesa do Acumulador Tudor S.A.
                  Exide Danmark A/S
                  Exide Batterier AB
                  Centra S.A.
                  Friemann & Wolf Batterietechnik GMBH
                  Exide Sonnak A/S
                  Exide Batteries Limited
                  B.I.G. Batteries Limited
                  Exide Lending Limited
                  Exide Holdings Limited
                  Exide Technologies Holding BV
                  Exide Holding Asia PTE Limited ("EHA")
                  GNB Technologies (China) Limited
                  Exide Singapore PTE Limited
                  Exide Australia PTY Limited
                  Exide Technologies Limited
                  Exide Canada Inc.
                  1036058 Ontario Inc.

(such Subsidiaries, collectively referred to as the "Existing Foreign
 Subsidiaries")